FFML 2006-FF1

New Issue Term Sheet and
Computational Materials

$984,822,281 (Approximate)

FFML 2006-FF1

HSI Asset Securitization Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer, Securities Administrator and Custodian

National City Home Loan Services, Inc.

Servicer

Lead Underwriter

January 17, 2006

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, HSBC Securities (USA) Inc. (“HSBC”) will arrange to send you the prospectus if you request it by calling toll-free 866-811-8049.

The information contained herein is being delivered to you solely to provide you with information about the offering of the securities referred to herein and to solicit an indication of your interest in purchasing such securities, when, as and if issued.  Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you.  You may withdraw your indication of interest at any time prior to notice of allocation.

The information contained in this communication, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar communication relating to these securities. This communication is not required to contain, and does not contain, all information that is required to be included in the base prospectus and prospectus supplement.  Additionally, the information contained herein is preliminary and subject to change.

This communication highlights selected information from the transaction documentation and does not contain a complete description of the transaction or the structural characteristics of the securities.   This communication may contain general, summary discussions of tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussions is necessarily generic and may not be applicable to or complete for your specific facts and circumstances. HSBC is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, you should determine, in consultation with your own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

Any statistical analyses contained herein, including the composition of the assets and issuer liability structure (the “Computational Materials”), are for illustrative purposes only and are not intended to represent the actual structure or predict or project actual returns. The final asset pool and transaction structure will be determined at or around the time of pricing of the securities based upon market conditions and other applicable factors. The Computational Materials are based upon proprietary modeling techniques and assumptions and alternative modeling techniques and/or assumptions may be more appropriate or produce significantly different results.  The realization of the assumptions underlying the Computational Materials is subject to significant uncertainties and contingencies and actual economic variables that impact returns will differ, and may differ materially, from those inputs utilized in the model.  As a result of the foregoing, HSBC make no representation as to appropriateness of any modeling techniques employed by it, the appropriateness of the assumptions underlying the Computational Materials, the materiality of any assumption to the actual return, the reasonableness of any assumption or the particular factors that may affect whether such assumptions are realized.

Any collateral pool information contained herein, including without limitation any collateral tables which follow, is based only on a sample pool of mortgage loans expected to comprise the final pool, along with other mortgage loans, on the closing date.  In addition, certain mortgage loans contained in this sample pool may be deleted from the pool of mortgage loans delivered to the issuer on the closing date.  This sample pool may not necessarily represent a statistically relevant population.  Although HSBC believes the information with respect to the sample pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

The securities may not be suitable investments for you.  You should not purchase the securities unless you have carefully considered and are able to bear the associated risks of investing in the securities.  You must be willing to assume, among other risks, market price volatility, prepayments, yield curve and interest rate risk.

This communication is not an offer to sell or the solicitation of an offer to buy these securities where such offer, solicitation or sale is not permitted.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.

Mortgage Pass-Through Certificates, Series 2006-FF1

$984,822,281 (Approximate, Subject to +/- 10% Variance)

First Franklin Mortgage Loan Trust 2006-FF1

Issuer

HSI Asset Securitization Corporation

Depositor

First Lien Residential Mortgage Loans

Transaction Highlights

Classes	Principal Balance ($) (1)	Avg Life to Call / Mty (2)(3)(4)	Payment Window to Call / Mty (Months) (2)(3)(4)	Description	Expected Ratings (S&P / Moody’s / Fitch)	Initial Credit Enhancement (5)	Benchmark
I-A	267,494,000	Not Offered Hereby				20.40%	1 Mo. LIBOR
II-A-1	259,080,000	Not Offered Hereby		Senior Sequential Floater	AAA / Aaa / AAA	20. 40%	1 Mo. LIBOR
II-A-2	94,065,000	2.00 / 2.00	21 - 28 / 21 - 28	Senior Sequential Floater	AAA / Aaa / AAA	20. 40%	1 Mo. LIBOR
II-A-3	131,050,000	Not Offered Hereby		Senior Sequential Floater	AAA / Aaa / AAA	20. 40%	1 Mo. LIBOR
II-A-4	32,229,000	Not Offered Hereby		Senior Sequential Floater	AAA / Aaa / AAA	20. 40%	1 Mo. LIBOR
M-1	32,499,000	Not Offered Hereby		Mezzanine Floater	AA+ / Aa1 / AA+	17.10%	1 Mo. LIBOR
M-2	31,021,000	Not Offered Hereby		Mezzanine Floater	AA+ / Aa2 / AA+	13.95%	1 Mo. LIBOR
M-3	18,219,000	Not Offered Hereby		Mezzanine Floater	AA+ / Aa3 / AA+	12.10%	1 Mo. LIBOR
M-4	15,757,000	Not Offered Hereby		Mezzanine Floater	AA / A1 / AA	10.50%	1 Mo. LIBOR
M-5	14,772,000	Not Offered Hereby		Mezzanine Floater	AA / A2 / AA	9.00%	1 Mo. LIBOR
M-6	13,295,000	Not Offered Hereby		Mezzanine Floater	AA- / A3 / AA-	7.65%	1 Mo. LIBOR
M-7	12,802,000	Not Offered Hereby		Mezzanine Floater	A+ / Baa1 / A+	6.35%	1 Mo. LIBOR
M-8	8,863,000	Not Offered Hereby		Mezzanine Floater	A / Baa2 / A	5.45%	1 Mo. LIBOR
M-9	8,370,000	Not Offered Hereby		Mezzanine Floater	A- / Baa3 / A-	4.60%	1 Mo. LIBOR
M-10	6,401,000	Not Offered Hereby		Mezzanine Floater	BBB+ / Ba1 / BBB+	3.95%	1 Mo. LIBOR
M-11	9,848,000	4.18 / 4.31	37 - 71 / 37 - 84	Mezzanine Floater	BBB / Ba2 / BBB	2.95%	1 Mo. LIBOR
M-12	12,310,000	4.09 / 4.10	37 - 71 / 37 - 76	Mezzanine Floater	BBB- / NR / BBB-	1.70%	1 Mo. LIBOR
X		Not Offered Hereby
P		Not Offered Hereby
R		Not Offered Hereby

Notes:

(1)

Bond sizes subject to a variance of plus or minus 10%.

(2)

Certificates are priced to the 10% optional redemption, as described herein.

(3)

Based on the pricing prepayment speed, as described herein.

(4)

Margins on the Class A Certificates and on the Class M Certificates are equal to 2.0x and 1.5x, respectively, of the original margins after the clean-up call date, as described herein.

(5)

Includes initial overcollateralization of 1.70%.

Issuer:

First Franklin Mortgage Loan (“FFML”) Trust, 2006-FF1.

Depositor:

HSI Asset Securitization Corporation.

Sponsor:

HSBC Bank USA, N.A.

Lead Underwriter:

HSBC Securities (USA) Inc.

Co-Managers:

Blaylock & Company, Inc. and Utendahl Capital Partners, L.P.

Originator:

First Franklin, a division of National City Bank of Indiana and other qualified correspondents of National City Bank.

Seller:

First Franklin Financial Corporation (“FFFC”).  FFFC bought the loans from the Originator and sold them to the Sponsor.  The Sponsor will, in turn, sell the Mortgage Loans to the Depositor on the Closing Date.

Master Servicer, Securities

Administrator and Custodian:

Wells Fargo Bank, N.A.

Servicer:

National City Home Loan Services, Inc.

Trustee:

Deutsche Bank National Trust Company.

Swap Provider:

[TBD]

Sample Pool Calculation Date:

December 1, 2005.

Cut-off Date:

January 1, 2006.

Expected Pricing Date:

The week of January 15, 2006.

Closing Date:

On or about January 27, 2006.

Distribution Date:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in February 2006.  The first Distribution Date will be February 27, 2006.

Final Scheduled Distribution

Date:

January 25, 2036.

Certificates:

Approximately $783,918,000 senior floating-rate Certificates (the Class I-A, Class II-A-1, Class

II-A-2, Class II-A-3 and Class II-A-4 Certificates, collectively the “Class A Certificates”) and approximately $184,157,000 mezzanine Certificates (the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, and Class M-12 Certificates, collectively the “Class M Certificates”).  The Class A Certificates, together with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates, are referred to herein as the “Offered Certificates”.

The “Group I Certificates” will consist of the Class I-A Certificates and the “Group II Certificates” will consist of the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates.  The “Sequential Certificates” will consist of the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates.  Notwithstanding the foregoing definition of Offered Certificates, the Class I-A Certificates are not being offered hereby, but will be offered pursuant to the Prospectus.

Prospectus:

The Offered Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”).  Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.  The information herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $984,822,281.  The Mortgage Loans consist of fixed-rate and adjustable-rate mortgage loans secured by first liens on one- to four-family residential properties.

Group I Mortgage Loans:

The aggregate principal balance of the Group I Mortgage Loans as of the Sample Pool Calculation Date is approximately $336,048,695.  The Group I Mortgage Loans consist of 15- and 30-year fixed-rate fully amortizing mortgage loans; 30-year fixed-rate interest-only mortgage loans; 15/30 year fixed-rate fully amortizing and interest-only balloon mortgage loans; 30-year adjustable-rate fully amortizing mortgage loans that have an initial fixed rate period of one, two, three, or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; and 30-year adjustable-rate interest-only mortgage loans that either adjust semi-annually from their originations or have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR.  All of the Group I Mortgage Loans have principal balances at origination that conform to Freddie Mac loan limits applicable to first lien one- to four-family residential properties.

Group II Mortgage Loans:

The aggregate principal balance of the Group II Mortgage Loans as of the Sample Pool Calculation Date is approximately $648,773,586.  The Group II Mortgage Loans consist of 15-, 20- and 30-year fixed-rate fully amortizing mortgage loans; 30-year fixed-rate interest-only mortgage loans; 30-year adjustable-rate fully amortizing mortgage loans that have an initial fixed rate period of one, two, three, or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; and 30-year adjustable-rate interest-only mortgage loans that either adjust semi-annually from their originations or have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR.

Mortgage Loan Group:

Group I Mortgage Loans or Group II Mortgage Loans.

Record Date:

The business day immediately preceding each Distribution Date.

Delay Days:

0 (zero) days on all Certificates.

Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:

Interest with respect to the Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date.  Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date.  With respect to the Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed.  The Offered Certificates will settle flat (no accrued interest).

Prepayment Period:

The Prepayment Period applicable to both full or partial prepayments on the mortgage loans with respect to any Distribution Date is the 16th of the calendar month immediately preceding the month in which the Distribution Date occurs through the 15th of the calendar month of the related Distribution Date.

Fixed Pricing Prepayment Speed:

The Fixed Pricing Prepayment Speed for the fixed-rate Mortgage Loans assumes 4% CPR in month 1, building linearly to 27% CPR in month 12, and remaining at 27% CPR thereafter.  The Fixed Pricing Prepayment Speed is capped at 85% CPR.

ARM 1 Pricing Prepayment Speed:

The ARM 1 Pricing Prepayment Speed for the Mortgage Loans that do not have an initial fixed-rate period and the 1/29 and 2/28 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.  The ARM 1 Pricing Prepayment Speed is capped at 85% CPR.

ARM 2 Pricing Prepayment Speed:

The ARM 2 Pricing Prepayment Speed for the 3/27 and 5/25 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.  The ARM 2 Pricing Prepayment Speed is capped at 85% CPR.

Tax Treatment:

REMIC.

ERISA Eligible:

The Offered Certificates generally may be purchased by employee benefit plans subject to ERISA provided that during the period the interest rate swap agreement is in effect relief is available under one of the class exemptions described in the prospectus supplement.

Legal investment:

The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are expected to constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Form of Registration:

Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

$25,000 ($100,000 with respect to initial European investors) and integral multiples of $1 in excess thereof.

Optional Redemption:

Upon the instruction of the Depositor, the Master Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) when the aggregate principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, has been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Administration Fees:

The “Servicing Fee”, calculated at the “Servicing Fee Rate” of 0.500% per annum, and the “Master Servicing Fee” calculated at the “Master Servicing Fee Rate” of 0.0050% per annum.  Administration Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Expense Adjusted Mortgage Rate:

The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period minus the Administration Fees.

Principal & Interest Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable.  The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:

The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover shortfalls due to partial and/or full prepayments on the Mortgage Loans (“Prepayment Interest Shortfalls”).

Credit Enhancement:

1. Excess spread;

2. Net Swap Payments;

3. Overcollateralization; and

4. Subordination

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the sum of the aggregate principal balance of the certificates after taking into account the payments of principal to be made on such Distribution Date.  The initial Overcollateralization Amount will be equal to approximately 1.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Target

Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.40% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date, or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in February 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount, as applicable, to the holders of the Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 40.80%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of Offered Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate principal balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount, as applicable, to the holders of the Certificates then entitled to payments of principal on such Distribution Date.

Target Credit Enhancement Percentage
Class	Initial	On and After Stepdown Date
A	20.40%	40.80%
M-1	17.10%	34.20%
M-2	13.95%	27.90%
M-3	12.10%	24.20%
M-4	10.50%	21.00%
M-5	9.00%	18.00%
M-6	7.65%	15.30%
M-7	6.35%	12.70%
M-8	5.45%	10.90%
M-9	4.60%	9.20%
M-10	3.95%	7.90%
M-11	2.95%	5.90%
M-12	1.70%	3.40%

Trigger Event:

A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds 39.25% of the Credit Enhancement Percentage for the Class A Certificates, or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Loss Percentage
February 2008 through January 2009	1.10% for the first month, plus an additional 1/12th of 1.35% for each month thereafter
February 2009 through January 2010	2.45% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
February 2010 through January 2011	3.85% for the first month, plus an additional 1/12th of 1.15% for each month thereafter
February 2011 through January 2012	5.00% for the first month, plus an additional 1/12th of 0.60% for each month thereafter
February 2012 and thereafter	5.60%

Delinquency Rate:

For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankruptcy proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month Delinquency

Rate:

With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Realized Losses:

Generally, any realized losses on the Mortgage Loans will be absorbed first, by the excess spread, second, by the Net Swap Payments, third, by the Overcollateralization Amount, and fourth, by Subordination.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the trust will enter into a Swap Agreement.  Under the Swap Agreement, the trust will be obligated to pay an amount equal to 4.80% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”) and will be deposited into the Swap Account.  See the attached interest rate swap schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

On each Distribution Date, amounts on deposit on the Swap Account will be distributed as part of Net Monthly Excess Cashflow.

Interest Payment Priority:

On each Distribution Date, the interest collected will be paid in the following order of priority:

(i)

to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);

(ii)

from the interest collected on the Group I Mortgage Loans, to the holders of the Group I Certificates, the Senior Interest Payment Amount allocable to such Certificates; from the interest collected on the Group II Mortgage Loans, to the holders of each class of Group II Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates.  Any interest collected and remaining after the payment of the above will be available to pay any Senior Interest Payment Amount to the unrelated group; and

(iii)

from the remaining interest collected, sequentially in ascending numerical order, to the holders of the Class M Certificates.

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);

(ii)

the Group I Principal Payment Amount to the holders of the Group I Certificates, until the principal balances thereof have been reduced to zero and then to the holders of the Group II Certificates after taking into account the payment of the Group II Principal Payment Amount described in (iii) below;

(iii)

the Group II Principal Payment Amount to the holders of the Group II Certificates sequentially, until the principal balances thereof have been reduced to zero and then to the holders of the Group I Certificates after taking into account the payment of the Group I Principal Payment Amount described in (ii) above; and

(iv)

sequentially in ascending numerical order, to the holders of the Class M Certificates, any Group I and Group II Principal Payment Amount remaining after the payment of (i), (ii) and (iii) above until the principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than a Swap Termination Payment caused by the Swap Provider);

(ii)

concurrently, to the holders of the Group I Certificates, the Group I Senior Principal Payment Amount; and to the holders of the Group II Certificates, the Group II Senior Principal Payment Amount, until the principal balances thereof have been reduced to zero;

(iii)

concurrently, to the holders of the Group I Certificates, any remaining Group II Senior Principal Payment Amount and to the holders of the Group II Certificates any remaining Group I Senior Principal Payment Amount without regard to that group’s Principal Payment Amount; and

(iv)

sequentially in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balances thereof have been reduced to zero.

Net Monthly Excess Cashflow:

For any Distribution Date, the excess of (x) the Available Funds over (y) the sum of (i) the monthly interest accrued and any unpaid interest on the Group I Certificates and the Group II Certificates and the monthly interest accrued on the Class M Certificates, (ii) the principal remittance amount and (iii) the Net Swap Payment.

Net Monthly Excess Cashflow

Payments:

With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)

to the holders of the class or classes of Certificates then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization increase amount, payable as part of the Principal Payment Amount;

(ii)

sequentially in ascending numerical order, to the holders of the Class M Certificates:

a)

in an amount equal to the Interest Carry Forward Amount allocable to such

Certificates;

b)

in an amount equal to the previously allocated Realized Loss Amounts;

(iii)

to the holders of the Offered Certificates, any Basis Risk Carryover Amounts for such classes;

(iv)

to the Swap Provider, any Swap Termination Payment caused by the Swap Provider; and

(v)

to the holders of the Class X Certificates, as provided by the Pooling and Servicing Agreement.

Group I Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rate for each Group I Mortgage Loan then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is equal to the portion of the Net Swap Payment or Swap Termination Payment allocated to the Group I Mortgage Loans based on the applicable Group Percentage (other than a Swap Termination Payment caused by the Swap Provider) made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Group I Mortgage Loans and (ii) 12.

Group II Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction the numerator of which is equal to the portion of the Net Swap Payment or Swap Termination Payment allocated to the Group II Mortgage Loans based on the applicable Group Percentage (other than a Swap Termination Payment caused by the Swap Provider) made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Group II Mortgage Loans and (ii) 12.

Class M Available Funds Cap:

A per annum rate equal to the weighted average of the Group I Available Funds Cap and the Group II Available Funds Cap, weighted on the basis of the Group Subordinate Amount.

Group Percentage:

For each of Group I and Group II and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of the Mortgage Loans in such group for such Distribution Date and the denominator of which is the aggregate principal balance of all the Mortgage Loans.

Group Subordinate Amount:

The Group Subordinate Amount for any Distribution Date (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class I-A Certificates immediately prior to such Distribution Date and (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates immediately prior to such Distribution Date.

Interest Rate:

The Interest Rate on any Distribution Date for each class of Offered Certificates will equal the lesser of:

(a)

one-month LIBOR plus related margin; and

(b)

the applicable Available Funds Cap.

Interest Carry Forward Amount:

For each class of Offered Certificates and on any Distribution Date, the sum of (i) the excess of (A) the Interest Payment Amount with respect to the prior Distribution Dates (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Interest Rate for such class.

Interest Payment Amount:

The Interest Payment Amount for the Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:

The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

Basis Risk Carryover Amount:

For any Distribution Date, if the Interest Rate for a class of Offered Certificates is based on the related Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the related Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the related Available Funds Cap).  The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

For each Mortgage Loan that is adjustable, the Mortgage Loans will adjust based on six-month LIBOR after an initial period of zero, two, three or five years following the date of origination, and the Interest Rates on the Offered Certificates are based on one-month LIBOR, the application of the related Available Funds Cap could result in Basis Risk Carryover Amounts.  This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

Step-up Coupon:

If the Optional Redemption is not exercised on the first Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates will increase to 1.5 times their related initial margins.

Principal Payment Amount:

The Principal Payment Amount for any Distribution Date and for any Mortgage Loan Group will be the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any Overcollateralization increase amount for such Distribution Date, each allocated between each Mortgage Loan Group based on the amount of principal received from each Mortgage Loan Group.

Senior Principal Payment Amount:

The Senior Principal Payment Amount for any Mortgage Loan Group is an amount equal to the lesser of (1) the Principal Payment Amount for such Mortgage Loan Group and (2) the excess of (x) the aggregate principal balance of the related certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class initial Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date.

Class M Principal Payment

Amount:

The lesser of (1) any Group I and Group II Principal Payment Amount remaining and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class initial Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optimal Principal Payment Amount Percentage
Class	Percentage
A	59.20%
M-1	65.80%
M-2	72.10%
M-3	75.80%
M-4	79.00%
M-5	82.00%
M-6	84.70%
M-7	87.30%
M-8	89.10%
M-9	90.80%
M-10	92.10%
M-11	94.10%
M-12	96.60%

Sensitivity Analysis

(To Call)

	PPC	50%	75%	100%	125%	150%
IIA-2	WAL	3.79	2.55	2.00	1.71	1.48
	Payment Window	37 - 58	26 - 36	21 - 28	18 - 23	15 - 21
M-11	WAL	8.11	5.41	4.18	3.59	2.97
	Payment Window	48 - 146	37 - 97	37 - 71	38 - 54	33 - 43
M-12	WAL	7.98	5.32	4.09	3.52	2.91
	Payment Window	48 - 146	37 - 97	37 - 71	37 - 54	32 - 43

Sensitivity Analysis

(To Maturity)

	PPC	50%	75%	100%	125%	150%
IIA-2	WAL	3.79	2.55	2.00	1.71	1.48
	Payment Window	37 - 58	26 - 36	21 - 28	18 - 23	15 - 21
M-11	WAL	8.36	5.59	4.31	3.70	3.05
	Payment Window	48 - 172	37 - 115	37 - 84	38 - 65	33 - 51
M-12	WAL	8.00	5.34	4.10	3.53	2.92
	Payment Window	48 - 156	37 - 104	37 - 76	37 - 58	32 - 46

Effective Maximum Interest Rate Table for the Group II Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	6.49	6.49	6.49	36	8.46	9.66	16.26
2	6.08	6.72	21.14	37	8.45	9.66	16.10
3	5.91	6.07	20.90	38	9.16	10.68	16.78
4	5.96	6.27	20.86	39	8.45	9.65	15.80
5	5.92	6.07	20.69	40	8.67	9.96	15.91
6	5.97	6.27	20.60	41	8.50	10.40	16.27
7	5.92	6.07	20.37	42	8.72	10.74	16.41
8	5.92	6.07	20.18	43	8.49	10.38	15.99
9	5.99	6.27	20.01	44	8.55	10.38	10.38
10	5.93	6.07	19.70	45	8.83	10.72	10.72
11	6.01	6.29	19.49	46	8.54	10.36	10.36
12	5.94	6.08	19.14	47	8.82	10.84	10.84
13	5.95	6.08	18.86	48	8.53	10.48	10.48
14	6.20	6.74	18.83	49	8.53	10.48	10.48
15	5.95	6.08	18.32	50	9.44	11.59	11.59
16	6.04	6.29	18.14	51	8.52	10.46	10.46
17	5.96	6.09	17.80	52	8.80	10.81	10.81
18	6.05	6.29	17.63	53	8.51	10.58	10.58
19	5.97	6.09	17.29	54	8.79	10.93	10.93
20	5.97	6.09	17.04	55	8.50	10.57	10.57
21	6.07	6.29	16.89	56	8.50	10.56	10.56
22	5.98	6.09	16.29	57	8.78	10.91	10.91
23	8.05	8.28	17.89	58	8.49	10.55	10.55
24	7.87	7.99	17.25	59	8.89	11.01	11.01
25	7.85	7.97	16.79	60	8.60	10.65	10.65
26	8.21	8.50	16.73	61	8.59	10.64	10.64
27	7.84	7.95	16.12	62	9.51	11.77	11.77
28	8.02	8.21	16.07	63	8.59	10.62	10.62
29	7.99	8.56	16.28	64	8.87	10.97	10.97
30	8.20	8.86	16.19	65	8.59	10.65	10.65
31	8.01	8.58	15.69	66	8.87	10.99	10.99
32	8.02	8.59	15.42	67	8.58	10.63	10.63
33	8.22	8.88	15.91	68	8.57	10.62	10.62
34	8.03	8.60	15.60	69	8.86	10.97	10.97
35	8.67	9.98	16.71	70	8.56	10.61	10.61
				71	8.85	10.99	10.99

1. Assumes one-month LIBOR remains constant at 4.48%, six-month LIBOR remains constant at 4.72% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the

 Interest Rate Swap are received as scheduled and applied.

Effective Maximum Interest Rate Table for the Floating Rate Class M Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	6.62	6.62	6.62	36	8.50	9.67	16.27
2	6.21	6.85	21.27	37	8.50	9.66	16.11
3	6.03	6.19	21.02	38	9.21	10.69	16.78
4	6.09	6.39	20.98	39	8.49	9.65	15.80
5	6.03	6.19	20.80	40	8.71	9.97	15.91
6	6.10	6.40	20.72	41	8.53	10.38	16.25
7	6.04	6.19	20.49	42	8.76	10.72	16.40
8	6.04	6.19	20.30	43	8.53	10.37	15.97
9	6.11	6.40	20.14	44	8.59	10.36	10.36
10	6.05	6.19	19.82	45	8.87	10.70	10.70
11	6.13	6.41	19.61	46	8.58	10.35	10.35
12	6.06	6.20	19.25	47	8.86	10.83	10.83
13	6.06	6.20	18.97	48	8.57	10.48	10.48
14	6.32	6.86	18.96	49	8.57	10.47	10.47
15	6.07	6.20	18.43	50	9.48	11.58	11.58
16	6.16	6.41	18.25	51	8.56	10.46	10.46
17	6.08	6.20	17.91	52	8.84	10.80	10.80
18	6.17	6.41	17.75	53	8.55	10.58	10.58
19	6.08	6.20	17.41	54	8.83	10.93	10.93
20	6.09	6.20	17.16	55	8.54	10.57	10.57
21	6.19	6.41	17.01	56	8.54	10.56	10.56
22	6.09	6.20	16.40	57	8.82	10.91	10.91
23	8.09	8.32	17.93	58	8.53	10.55	10.55
24	7.91	8.03	17.28	59	8.92	11.00	11.00
25	7.89	8.01	16.83	60	8.63	10.64	10.64
26	8.25	8.54	16.77	61	8.63	10.63	10.63
27	7.87	7.98	16.16	62	9.55	11.76	11.76
28	8.05	8.25	16.11	63	8.62	10.61	10.61
29	8.00	8.57	16.29	64	8.90	10.96	10.96
30	8.21	8.86	16.20	65	8.62	10.63	10.63
31	8.02	8.58	15.70	66	8.90	10.98	10.98
32	8.03	8.59	15.42	67	8.61	10.62	10.62
33	8.23	8.89	15.92	68	8.60	10.61	10.61
34	8.04	8.61	15.60	69	8.89	10.95	10.95
35	8.72	9.99	16.71	70	8.60	10.59	10.59
				71	8.88	10.97	10.97

1. Assumes one-month LIBOR remains constant at 4.48%, six-month LIBOR remains constant at 4.72% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the

Interest Rate Swap are received as scheduled and applied.

Excess Spread
	Excess Spread(%)(1)	Excess Spread(%)(2)	1m LIBOR (%)	6m LIBOR (%)		Excess Spread (%)(1)	Excess Spread (%)(2)	1m LIBOR (%)	6m LIBOR (%)
1	1.83	1.83	4.4800	4.7200	37	3.79	3.62	4.6032	4.6630
2	1.98	1.86	4.6151	4.7722	38	4.21	4.05	4.6064	4.6701
3	1.51	1.28	4.7068	4.7938	39	3.75	3.57	4.6158	4.6787
4	1.67	1.40	4.7476	4.7964	40	3.95	3.77	4.6155	4.6865
5	1.51	1.24	4.7487	4.7917	41	3.84	3.68	4.6257	4.6953
6	1.66	1.39	4.7592	4.7852	42	4.01	3.83	4.6429	4.7051
7	1.50	1.22	4.7601	4.7671	43	3.85	3.66	4.6438	4.7149
8	1.50	1.23	4.7513	4.7475	44	3.85	3.66	4.6518	4.7259
9	1.66	1.42	4.7229	4.7288	45	4.01	3.81	4.6657	4.7333
10	1.50	1.25	4.7232	4.7044	46	3.84	3.64	4.6663	4.7389
11	1.66	1.44	4.7064	4.6795	47	4.01	3.83	4.6815	4.7446
12	1.49	1.32	4.6530	4.6569	48	3.84	3.64	4.7024	4.7481
13	1.49	1.32	4.6518	4.6364	49	3.84	3.64	4.7037	4.7521
14	1.96	1.82	4.6360	4.6185	50	4.33	4.15	4.7012	4.7680
15	1.48	1.38	4.5798	4.6032	51	3.84	3.64	4.7003	4.7849
16	1.64	1.54	4.5801	4.5937	52	4.00	3.80	4.7006	4.8010
17	1.48	1.38	4.5713	4.5832	53	3.83	3.68	4.7013	4.8184
18	1.63	1.57	4.5414	4.5757	54	3.99	3.82	4.7266	4.8343
19	1.47	1.40	4.5420	4.5734	55	3.82	3.58	4.7963	4.8433
20	1.46	1.40	4.5372	4.5699	56	3.81	3.57	4.7963	4.8351
21	1.61	1.57	4.5240	4.5672	57	3.97	3.74	4.7960	4.8264
22	1.45	1.40	4.5232	4.5666	58	3.80	3.56	4.7969	4.8183
23	3.48	3.42	4.5237	4.5660	59	4.08	3.84	4.7960	4.8086
24	3.29	3.23	4.5251	4.5664	60	3.91	3.67	4.7824	4.8007
25	3.27	3.20	4.5245	4.5688	61	3.91	3.71	4.7484	4.7945
26	3.56	3.50	4.5229	4.5713	62	4.39	4.22	4.7471	4.7918
27	3.23	3.16	4.5203	4.5768	63	3.91	3.71	4.7477	4.7891
28	3.38	3.32	4.5194	4.5829	64	4.08	3.89	4.7477	4.7862
29	3.34	3.22	4.5251	4.5909	65	3.93	3.72	4.7480	4.7838
30	3.51	3.37	4.5399	4.6006	66	4.10	3.89	4.7431	4.7805
31	3.35	3.21	4.5396	4.6104	67	3.94	3.74	4.7315	4.7785
32	3.35	3.20	4.5487	4.6214	68	3.94	3.75	4.7297	4.7781
33	3.51	3.35	4.5636	4.6302	69	4.11	3.92	4.7303	4.7789
34	3.35	3.18	4.5645	4.6396	70	3.95	3.76	4.7309	4.7797
35	3.97	3.83	4.5793	4.6482	71	4.12	3.93	4.7303	4.7802
36	3.80	3.63	4.6026	4.6569

1. Assumes one-month LIBOR remains constant at 4.48%, six-month LIBOR remains constant at 4.72% and the cashflows are run to the Optional Redemption at the pricing speed.

2. Assumes one-month LIBOR and six-month LIBOR is equal to the forward curve provided and the cashflows are run to the Optional Redemption at the pricing speed

Interest Rate Swap Schedule

Aggregate Interest Rate Swap Schedule
Period	Accrual Start	Accrual End	Swap Notional ($)

1	1/27/2005	2/25/2006	0.00
2	2/25/2006	3/25/2006	949,481,702.79
3	3/25/2006	4/25/2006	936,418,649.22
4	4/25/2006	5/25/2006	920,013,910.12
5	5/25/2006	6/25/2006	900,283,993.63
6	6/25/2006	7/25/2006	877,277,390.81
7	7/25/2006	8/25/2006	851,075,955.97
8	8/25/2006	9/25/2006	821,795,746.86
9	9/25/2006	10/25/2006	789,587,485.88
10	10/25/2006	11/25/2006	754,636,476.55
11	11/25/2006	12/25/2006	717,166,381.59
12	12/25/2006	1/25/2007	681,497,732.71
13	1/25/2007	2/25/2007	647,543,332.66
14	2/25/2007	3/25/2007	615,220,721.57
15	3/25/2007	4/25/2007	584,451,409.68
16	4/25/2007	5/25/2007	555,160,685.95
17	5/25/2007	6/25/2007	527,277,484.44
18	6/25/2007	7/25/2007	500,734,211.27
19	7/25/2007	8/25/2007	475,466,270.30
20	8/25/2007	9/25/2007	451,412,331.78
21	9/25/2007	10/25/2007	428,486,512.82
22	10/25/2007	11/25/2007	388,885,976.66
23	11/25/2007	12/25/2007	353,148,951.79
24	12/25/2007	1/25/2008	320,898,766.98
25	1/25/2008	2/25/2008	291,748,278.74
26	2/25/2008	3/25/2008	265,391,038.63
27	3/25/2008	4/25/2008	249,593,236.48
28	4/25/2008	5/25/2008	234,667,147.42
29	5/25/2008	6/25/2008	220,563,953.53
30	6/25/2008	7/25/2008	203,610,968.56
31	7/25/2008	8/25/2008	187,965,605.72
32	8/25/2008	9/25/2008	173,515,404.66
33	9/25/2008	10/25/2008	173,515,404.66
34	10/25/2008	11/25/2008	164,390,575.40
35	11/25/2008	12/25/2008	153,546,380.31
36	12/25/2008	1/25/2009	143,502,356.77
37	1/25/2009	2/25/2009	135,426,063.06
38	2/25/2009	3/25/2009	127,811,397.48
39	3/25/2009	4/25/2009	120,631,636.98
40	4/25/2009	5/25/2009	113,861,621.05
41	5/25/2009	6/25/2009	107,477,659.71
42	6/25/2009	7/25/2009	101,457,662.49
43	7/25/2009	8/25/2009	95,780,384.90
44	8/25/2009	9/25/2009	0.00

The Accrual Period for the Interest Rate Swap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Swap is two business days prior to the end of each accrual period.

BREAKEVEN LOSSES

	Static LIBOR		Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-1	27.22	19.96%	27.08	19.89%
M-2	21.76	17.16%	21.62	17.08%
M-3	18.88	15.51%	18.73	15.42%
M-4	16.55	14.07%	16.39	13.96%
M-5	14.48	12.70%	14.33	12.60%
M-6	12.69	11.44%	12.53	11.33%
M-7	10.94	10.15%	10.78	10.02%
M-8	9.79	9.25%	9.62	9.12%
M-9	8.76	8.42%	8.59	8.28%
M-10	8.00	7.79%	7.83	7.65%
M-11	6.89	6.84%	6.72	6.69%
M-12	5.73	5.81%	5.58	5.67%

100% Prepayment Speed

40% Net Severity

Triggers Failing

to Maturity

Breakeven loss represents CDR which results in first dollar of principal loss

12 mos. lag

P&I advanced

The Mortgage Loans (All Collateral)

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

Aggregate Principal Balance:	$984,822,281
Number of Mortgage Loans:	4,482
Average Principal Balance:	$219,728
% Adjustable-Rate Mortgage Loans:	85.47%
% Fixed-Rate Mortgage Loans:	14.53%
% Interest Only Loans:	61.14%
Weighted Average Current Mortgage Rate:	6.900%
Weighted Average Initial Net Mortgage Rate:	6.395%
Weighted Average Credit Score:	653
Weighted Average Original LTV:	79.38%
Weighted Average Original Combined LTV	89.45%
Weighted Average Stated Remaining Term:	358 months
Weighted Average Stated Original Term:	359 months
Weighted Average Months to Roll:	27 months
Weighted Average Margin:	5.389%
Weighted Average Initial Rate Cap:	2.992%
Weighted Average Periodic Rate Cap:	1.000%
Weighted Average Maximum Rate:	12.883%
Weighted Average Minimum Rate:	6.886%
% California Loans:	42.08%

The Mortgage Loans (All Collateral)

DISTRIBUTION BY PRODUCT TYPE

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	72	6,612,752	0.67	91,844	7.149	69.37	71.16	651	37.42
20 Year Fixed	1	197,000	0.02	197,000	6.125	43.30	43.30	664	29.00
30 Year Fixed	741	119,749,898	12.16	161,606	6.926	76.55	79.47	657	39.72
30 Year Fixed 5 Year Interest Only	75	16,250,254	1.65	216,670	7.457	79.53	84.67	639	44.17
15/30 Year Fixed (Balloon)	1	99,929	0.01	99,929	7.750	35.09	35.09	573	45.00
15/30 Year Fixed 5 Year Interest Only (Balloon)	1	175,000	0.02	175,000	7.000	72.47	72.47	740	32.00
ARM 5 Year Interest Only	5	1,860,249	0.19	372,050	6.573	81.51	89.59	631	49.77
1/29 ARM	11	3,382,102	0.34	307,464	7.109	83.07	86.13	631	46.52
2/28 ARM	1,130	185,649,649	18.85	164,292	7.168	80.62	86.91	632	41.68
2/28 ARM 5 Year Interest Only	1,557	454,474,384	46.15	291,891	6.804	79.58	93.40	659	43.88
3/27 ARM	307	55,177,698	5.60	179,732	7.072	81.31	86.92	636	40.67
3/27 ARM 5 Year Interest Only	424	100,522,438	10.21	237,081	6.713	79.52	91.97	662	42.55
5/25 ARM	52	11,821,590	1.20	227,338	6.606	80.13	88.25	665	37.95
5/25 ARM 10 Year Interest Only	105	28,849,337	2.93	274,756	6.644	77.63	89.46	673	43.62
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY GROSS MORTGAGE RATE

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	11	2,114,315	0.21	192,210	4.942	71.35	73.94	692	32.50
5.000 - 5.499	56	13,973,959	1.42	249,535	5.276	73.12	81.18	695	38.92
5.500 - 5.999	376	108,294,569	11.00	288,017	5.818	77.00	89.41	685	42.83
6.000 - 6.499	614	162,584,128	16.51	264,795	6.251	77.37	89.82	673	42.58
6.500 - 6.999	1,224	309,424,801	31.42	252,798	6.737	78.57	90.69	657	42.72
7.000 - 7.499	774	154,567,548	15.69	199,700	7.218	79.79	90.12	643	43.29
7.500 - 7.999	794	144,879,216	14.71	182,468	7.689	81.89	88.04	628	42.07
8.000 - 8.499	338	52,090,887	5.29	154,115	8.192	84.48	87.21	617	42.12
8.500 - 8.999	229	30,721,570	3.12	134,155	8.667	86.06	87.63	601	41.70
9.000 - 9.499	48	4,625,781	0.47	96,370	9.151	86.47	87.18	591	39.16
9.500 - 9.999	16	1,472,386	0.15	92,024	9.612	85.04	87.32	573	38.79
10.000 - 10.499	1	39,983	0.00	39,983	10.250	80.00	80.00	549	32.00
10.500 - 10.999	1	33,137	0.00	33,137	10.625	85.00	85.00	543	36.00
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average Original Rate (%)	6.900
Minimum Original Rate (%)	4.875
Maximum Original Rate (%)	10.625
Standard Deviation (%)	0.839

The Mortgage Loans (All Collateral)

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

Range of Sample Pool Calculation Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	148	6,138,074	0.62	41,473	8.044	76.75	79.91	624	37.18
50,000.01 - 100,000.00	794	61,962,064	6.29	78,038	7.429	79.27	86.69	631	39.50
100,000.01 - 150,000.00	929	116,859,744	11.87	125,791	7.155	79.32	88.65	638	41.71
150,000.01 - 200,000.00	760	132,975,466	13.50	174,968	7.022	79.36	87.68	642	42.09
200,000.01 - 250,000.00	516	115,888,762	11.77	224,591	6.925	79.59	88.78	648	43.67
250,000.01 - 300,000.00	363	99,250,362	10.08	273,417	6.843	79.79	89.73	653	42.71
300,000.01 - 350,000.00	246	79,982,844	8.12	325,134	6.832	79.64	90.35	657	44.55
350,000.01 - 400,000.00	212	79,023,615	8.02	372,753	6.700	79.95	90.64	655	43.54
400,000.01 - 450,000.00	129	54,792,762	5.56	424,750	6.775	80.52	90.17	657	44.11
450,000.01 - 500,000.00	111	52,700,750	5.35	474,782	6.654	79.49	91.45	666	43.02
500,000.01 - 550,000.00	73	38,356,664	3.89	525,434	6.593	80.81	92.69	671	43.56
550,000.01 - 600,000.00	52	29,930,667	3.04	575,590	6.708	78.99	91.07	664	41.86
600,000.01 - 650,000.00	33	20,703,543	2.10	627,380	6.907	80.52	91.92	661	40.72
650,000.01 - 700,000.00	34	22,893,029	2.32	673,324	6.654	79.99	93.92	664	42.31
700,000.01 - 750,000.00	19	13,723,926	1.39	722,312	6.616	77.41	89.22	674	41.37
750,000.01 - 800,000.00	18	14,029,065	1.42	779,392	6.788	77.93	88.93	672	43.09
800,000.01 - 850,000.00	8	6,656,800	0.68	832,100	6.831	69.10	81.12	640	45.89
850,000.01 - 900,000.00	2	1,778,700	0.18	889,350	6.693	79.90	99.88	697	47.43
900,000.01 - 950,000.00	8	7,409,660	0.75	926,207	6.713	75.89	85.64	673	37.62
950,000.01 - 1,000,000.00	11	10,767,935	1.09	978,903	6.530	72.56	84.69	681	42.15
1,000,000.01 >=	16	18,997,850	1.93	1,187,366	6.496	77.70	94.74	706	38.40
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Average Original Balance ($)	219,728
Minimum Original Balance ($)	22,462
Maximum Original Balance ($)	1,410,000
Standard Deviation ($)	162,538

The Mortgage Loans (All Collateral)

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Original Principal Balance ($)	% of Mortgage Pool by Aggregate Original Principal Balance	Avg. Original Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	148	6,138,074	0.62	41,473	8.044	76.75	79.91	624	37.18
50,000.01 - 100,000.00	794	61,962,064	6.29	78,038	7.429	79.27	86.69	631	39.50
100,000.01 - 150,000.00	928	116,709,828	11.85	125,765	7.154	79.31	88.65	638	41.70
150,000.01 - 200,000.00	760	132,925,727	13.50	174,902	7.023	79.37	87.69	642	42.10
200,000.01 - 250,000.00	516	115,838,517	11.76	224,493	6.929	79.62	88.82	648	43.69
250,000.01 - 300,000.00	363	99,200,298	10.07	273,279	6.835	79.72	89.66	653	42.65
300,000.01 - 350,000.00	246	79,958,808	8.12	325,036	6.835	79.63	90.35	657	44.60
350,000.01 - 400,000.00	212	79,023,615	8.02	372,753	6.700	79.95	90.64	655	43.54
400,000.01 - 450,000.00	130	55,116,762	5.60	423,975	6.779	80.58	90.17	657	44.09
450,000.01 - 500,000.00	111	52,700,750	5.35	474,782	6.654	79.49	91.45	666	43.02
500,000.01 - 550,000.00	73	38,356,664	3.89	525,434	6.593	80.81	92.69	671	43.56
550,000.01 - 600,000.00	51	29,330,959	2.98	575,117	6.702	78.96	90.99	664	42.29
600,000.01 - 650,000.00	34	21,303,250	2.16	626,566	6.909	80.51	92.01	661	40.16
650,000.01 - 700,000.00	34	22,893,029	2.32	673,324	6.654	79.99	93.92	664	42.31
700,000.01 - 750,000.00	19	13,723,926	1.39	722,312	6.616	77.41	89.22	674	41.37
750,000.01 - 800,000.00	18	14,029,065	1.42	779,392	6.788	77.93	88.93	672	43.09
800,000.01 - 850,000.00	8	6,656,800	0.68	832,100	6.831	69.10	81.12	640	45.89
850,000.01 - 900,000.00	2	1,778,700	0.18	889,350	6.693	79.90	99.88	697	47.43
900,000.01 - 950,000.00	8	7,409,660	0.75	926,207	6.713	75.89	85.64	673	37.62
950,000.01 - 1,000,000.00	11	10,767,935	1.09	978,903	6.530	72.56	84.69	681	42.15
1,000,000.01 >=	16	18,997,850	1.93	1,187,366	6.496	77.70	94.74	706	38.40
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Average Orig Balance ($)	219,839
Minimum Orig Balance ($)	22,500
Maximum Orig Balance ($)	1,410,000
Standard Deviation Orig Balance ($)	162,570

The Mortgage Loans (All Collateral)

DISTRIBUTION BY REMAINING TERM TO MATURITY

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	74	6,887,682	0.70	93,077	7.154	68.95	70.67	652	37.40
231 - 240	1	197,000	0.02	197,000	6.125	43.30	43.30	664	29.00
351 - 360	4,407	977,737,599	99.28	221,860	6.898	79.46	89.59	653	42.58
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average Remaining Term	358
Minimum Remaining Term	178
Maximum Remaining Term	360
Standard Deviation Remaining Term	23

DISTRIBUTION BY ORIGINAL TERM TO MATURITY

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	74	6,887,682	0.70	93,077	7.154	68.95	70.67	652	37.40
240	1	197,000	0.02	197,000	6.125	43.30	43.30	664	29.00
360	4,407	977,737,599	99.28	221,860	6.898	79.46	89.59	653	42.58
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average Original Term	359
Minimum Original Term	180
Maximum Original Term	360
Standard Deviation Original Term	23

The Mortgage Loans (All Collateral)

DISTRIBUTION BY ORIGINAL LTV

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	1,949,055	0.20	92,812	6.457	22.64	22.64	659	35.31
30.01 - 35.00	9	1,101,422	0.11	122,380	6.617	33.02	33.02	631	36.95
35.01 - 40.00	16	1,695,234	0.17	105,952	6.892	37.92	37.92	646	39.91
40.01 - 45.00	27	3,967,075	0.40	146,929	7.006	42.85	42.85	648	38.85
45.01 - 50.00	27	5,084,989	0.52	188,333	6.780	47.52	47.52	635	38.93
50.01 - 55.00	47	8,079,782	0.82	171,910	6.675	53.25	55.50	640	38.31
55.01 - 60.00	70	15,707,819	1.59	224,397	6.478	57.59	60.02	640	39.36
60.01 - 65.00	126	26,182,621	2.66	207,799	6.696	63.10	65.06	640	38.26
65.01 - 70.00	156	33,995,511	3.45	217,920	6.817	68.30	69.63	641	41.79
70.01 - 75.00	188	44,143,740	4.48	234,807	6.842	73.61	76.14	650	40.79
75.01 - 80.00	2,760	657,087,748	66.72	238,075	6.704	79.77	94.46	659	43.22
80.01 - 85.00	269	48,514,841	4.93	180,353	7.617	84.26	84.26	620	41.10
85.01 - 90.00	483	86,574,053	8.79	179,242	7.796	89.61	89.61	631	42.88
90.01 - 95.00	282	50,253,389	5.10	178,204	7.628	94.58	94.58	662	41.48
95.01 - 100.00	1	485,000	0.05	485,000	7.500	100.00	100.00	728	45.00
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average LTV (%)	79.38
Minimum LTV (%)	10.00
Maximum LTV (%)	100.00
Standard Deviation LTV (%)	9.82

DISTRIBUTION BY ORIGINAL COMBINED LTV

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	21	1,949,055	0.20	92,812	6.457	22.64	22.64	659	35.31
30.01 - 35.00	9	1,101,422	0.11	122,380	6.617	33.02	33.02	631	36.95
35.01 - 40.00	16	1,695,234	0.17	105,952	6.892	37.92	37.92	646	39.91
40.01 - 45.00	27	3,967,075	0.40	146,929	7.006	42.85	42.85	648	38.85
45.01 - 50.00	27	5,084,989	0.52	188,333	6.780	47.52	47.52	635	38.93
50.01 - 55.00	45	7,050,986	0.72	156,689	6.671	53.30	53.30	641	37.50
55.01 - 60.00	66	12,927,867	1.31	195,877	6.410	57.81	57.81	642	37.81
60.01 - 65.00	121	22,148,745	2.25	183,047	6.695	63.04	63.04	637	37.55
65.01 - 70.00	154	33,609,738	3.41	218,245	6.823	67.28	68.24	638	42.41
70.01 - 75.00	176	38,706,723	3.93	219,925	6.833	72.62	73.42	643	40.95
75.01 - 80.00	707	156,170,664	15.86	220,892	6.792	78.87	79.21	641	41.04
80.01 - 85.00	279	54,005,044	5.48	193,566	7.555	83.09	84.26	622	40.78
85.01 - 90.00	556	113,724,164	11.55	204,540	7.504	87.26	89.64	641	43.04
90.01 - 95.00	379	86,919,599	8.83	229,339	7.190	88.11	94.59	663	42.39
95.01 - 100.00	1,899	445,760,976	45.26	234,735	6.690	79.96	99.93	664	43.92
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average CLTV (%)	89.45
Minimum CLTV (%)	10.00
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	14.14

The Mortgage Loans (All Collateral)

DISTRIBUTION BY GROSS MARGIN

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.750 - 4.999	1	428,000	0.05	428,000	6.500	80.00	100.00	632	54.00
5.000 - 5.249	1,381	399,085,998	47.41	288,983	6.420	78.53	93.00	663	43.37
5.250 - 5.499	527	124,360,169	14.77	235,978	6.825	77.39	90.52	652	42.84
5.500 - 5.749	547	120,208,996	14.28	219,761	7.226	81.26	89.12	644	43.38
5.750 - 5.999	386	73,739,036	8.76	191,034	7.435	80.11	89.01	629	42.93
6.000 - 6.249	330	58,521,561	6.95	177,338	7.531	83.84	88.49	640	41.48
6.250 - 6.499	183	31,100,307	3.69	169,947	7.795	85.64	90.10	640	41.24
6.500 - 6.749	140	21,225,039	2.52	151,607	8.055	84.97	86.70	630	42.36
6.750 - 6.999	60	7,983,747	0.95	133,062	8.241	90.21	91.41	630	39.07
7.000 - 7.249	24	3,883,893	0.46	161,829	8.504	91.25	91.25	674	38.63
7.250 - 7.499	7	722,042	0.09	103,149	8.738	91.56	92.67	623	41.20
7.500 - 7.749	5	478,660	0.06	95,732	8.975	93.89	93.89	629	35.38
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Margin (%)	5.389
Minimum Margin (%)	4.750
Maximum Margin (%)	7.625
Standard Deviation Margin (%)	0.514

The Mortgage Loans (All Collateral)

DISTRIBUTION BY MINIMUM MORTGAGE RATE

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	5	892,338	0.11	178,468	4.875	73.20	79.33	705	39.76
5.000 - 5.499	32	7,906,805	0.94	247,088	5.282	76.84	91.07	692	42.99
5.500 - 5.999	248	74,864,620	8.89	301,873	5.781	78.22	92.43	686	44.05
6.000 - 6.499	573	158,629,618	18.85	276,841	6.223	78.17	91.81	670	42.60
6.500 - 6.999	903	237,816,859	28.25	263,363	6.693	78.77	91.97	658	43.08
7.000 - 7.499	806	177,650,448	21.11	220,410	7.167	80.21	91.53	645	43.22
7.500 - 7.999	569	111,146,255	13.20	195,336	7.668	82.03	89.11	628	42.56
8.000 - 8.499	262	45,968,817	5.46	175,454	8.162	84.61	87.85	618	42.56
8.500 - 8.999	145	21,198,015	2.52	146,193	8.662	86.51	88.22	600	42.03
9.000 - 9.499	39	4,757,193	0.57	121,979	9.095	84.35	84.79	587	39.92
9.500 - 9.999	9	906,479	0.11	100,720	9.593	87.40	91.11	566	40.00
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Minimum Rate (%)	6.886
Minimum Minimum Rate (%)	4.880
Maximum Minimum Rate (%)	9.750
Standard Deviation (%)	0.796

DISTRIBUTION BY MAXIMUM MORTGAGE RATE

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	8	1,368,561	0.16	171,070	4.918	72.22	76.22	696	37.39
11.000 - 11.499	29	7,430,582	0.88	256,227	5.300	77.25	92.40	692	43.63
11.500 - 11.999	306	90,849,962	10.79	296,895	5.819	78.23	92.31	682	43.65
12.000 - 12.499	515	142,644,276	16.95	276,979	6.248	78.17	91.82	671	42.69
12.500 - 12.999	1,055	278,116,306	33.04	263,617	6.737	78.96	91.98	657	42.99
13.000 - 13.499	654	137,351,001	16.32	210,017	7.217	80.25	91.38	644	43.45
13.500 - 13.999	599	117,203,075	13.92	195,665	7.685	82.18	89.07	628	42.50
14.000 - 14.499	232	39,911,996	4.74	172,034	8.187	84.57	87.78	617	42.73
14.500 - 14.999	152	22,362,027	2.66	147,119	8.679	86.00	87.62	598	42.22
15.000 - 15.499	32	3,593,181	0.43	112,287	9.127	86.82	87.40	592	38.08
15.500 - 15.999	9	906,479	0.11	100,720	9.593	87.40	91.11	566	40.00
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Maximum Rate (%)	12.883
Minimum Maximum Rate (%)	10.875
Maximum Maximum Rate (%)	15.750
Standard Deviation (%)	0.796

The Mortgage Loans (All Collateral)

DISTRIBUTION BY INITIAL PERIODIC CAP

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	4	1,535,849	0.18	383,962	6.588	81.82	87.40	625	50.15
2.000	11	3,382,102	0.40	307,464	7.109	83.07	86.13	631	46.52
3.000	3,576	836,819,496	99.42	234,010	6.883	79.86	91.16	652	42.93
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Initial Cap (%)	2.992
Minimum Initial Cap (%)	1.000
Maximum Initial Cap (%)	3.000
Standard Deviation (%)	0.087

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	3,591	841,737,447	100.00	234,402	6.883	79.87	91.13	652	42.96
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Periodic Cap (%)	1.000
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	1.000
Standard Deviation (%)	0.000

The Mortgage Loans (All Collateral)

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($))	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
April 2006	1	191,900	0.02	191,900	6.875	95.00	95.00	639	48.00
May 2006	4	1,668,349	0.20	417,087	6.538	79.95	88.97	630	49.98
October 2006	3	781,605	0.09	260,535	7.366	83.87	83.87	616	48.00
November 2006	8	2,600,497	0.31	325,062	7.032	82.83	86.81	636	46.08
July 2007	6	1,660,990	0.20	276,832	6.209	79.23	93.97	656	46.05
September 2007	25	4,637,881	0.55	185,515	6.584	77.54	87.95	670	45.18
October 2007	292	66,761,535	7.93	228,635	6.866	80.13	92.12	659	42.58
November 2007	2,362	566,797,228	67.34	239,965	6.919	79.87	91.47	650	43.29
December 2007	2	266,400	0.03	133,200	7.028	80.00	100.00	614	45.22
May 2008	1	127,443	0.02	127,443	6.125	76.31	76.31	645	43.00
July 2008	2	312,788	0.04	156,394	6.121	80.00	100.00	648	40.97
September 2008	9	1,507,287	0.18	167,476	6.879	82.09	93.95	636	42.93
October 2008	51	11,178,513	1.33	219,187	6.883	80.83	89.59	642	39.89
November 2008	667	142,457,404	16.92	213,579	6.837	80.10	90.21	654	42.02
December 2008	1	116,700	0.01	116,700	8.250	53.85	53.85	554	48.00
October 2010	16	3,184,080	0.38	199,005	6.797	81.23	86.58	658	39.32
November 2010	141	37,486,847	4.45	265,864	6.619	78.11	89.32	672	42.20
Total:	3,591	841,737,447	100.00%	234,402	6.883	79.87	91.13	652	42.96

Weighted Average Next Rate Adjustment Date		February 2008
Minimum Next Rate Adjustment Date		April 2006
Maximum Next Rate Adjustment Date		November 2010

The Mortgage Loans (All Collateral)

DISTRIBUTION BY STATE

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	1,122	414,455,569	42.08	369,390	6.616	78.06	90.57	666	43.27
Florida	320	57,047,656	5.79	178,274	7.119	78.70	85.55	649	41.96
Illinois	283	51,967,328	5.28	183,630	7.335	81.71	86.53	642	43.50
New York	163	36,217,933	3.68	222,196	7.072	80.61	88.42	654	43.38
Washington	167	31,272,381	3.18	187,260	6.783	80.40	92.42	643	42.59
Oregon	173	29,865,812	3.03	172,635	6.863	79.93	91.03	651	40.36
Michigan	197	26,431,760	2.68	134,171	7.274	82.95	89.74	634	40.69
Arizona	117	25,180,281	2.56	215,216	6.791	77.65	86.74	657	41.61
Ohio	193	22,581,753	2.29	117,004	7.412	83.78	91.40	634	40.38
Nevada	95	21,791,350	2.21	229,383	6.854	78.07	87.33	648	42.79
New Jersey	88	21,717,491	2.21	246,790	7.123	78.78	84.36	649	41.52
Texas	144	20,697,201	2.10	143,731	7.017	79.48	88.33	643	36.94
Massachusetts	66	19,230,346	1.95	291,369	7.259	79.80	88.83	636	45.73
Utah	120	17,729,139	1.80	147,743	7.040	81.56	94.48	637	42.08
Minnesota	86	17,452,313	1.77	202,934	7.072	78.51	84.79	644	40.26
Other	1,148	171,183,970	17.38	149,115	7.154	80.74	89.52	636	42.26
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY OCCUPANCY TYPE

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	4,237	953,159,887	96.78	224,961	6.881	79.28	89.69	651	42.68
Investment	216	26,439,938	2.68	122,407	7.478	82.10	82.10	695	38.33
Second Home	29	5,222,456	0.53	180,085	7.340	84.23	84.23	685	38.17
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

The Mortgage Loans (All Collateral)

DISTRIBUTION BY PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Residence	3,322	690,058,738	70.07	207,724	6.929	79.41	89.02	650	42.28
Planned Unit Development	575	158,313,721	16.08	275,328	6.816	79.51	90.52	654	42.17
Condo	412	90,951,892	9.24	220,757	6.818	79.36	92.32	663	44.21
2-4 Family	173	45,497,930	4.62	262,994	6.913	78.53	86.56	668	44.35
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	2,469	566,011,230	57.47	229,247	6.818	80.59	96.48	664	43.49
Refinance - Cashout	1,774	378,441,803	38.43	213,327	6.994	77.70	79.85	638	41.32
Refinance - Rate Term	239	40,369,248	4.10	168,909	7.152	78.24	80.90	631	40.69
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY DOCUMENTATION TYPE

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	3,001	616,214,091	62.57	205,336	6.809	78.98	89.55	646	42.59
Stated Documentation	1,457	363,578,293	36.92	249,539	7.050	80.09	89.38	664	42.51
Limited Documentation	24	5,029,897	0.51	209,579	7.124	76.60	82.70	637	38.92
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY DEBT-TO-INCOME RATIO

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	632	115,862,524	11.76	183,327	6.860	77.82	84.77	651	23.73
30.01 - 35.00	430	83,347,878	8.46	193,832	6.986	78.89	87.29	650	33.22
35.01 - 40.00	609	129,018,363	13.10	211,853	6.914	79.28	88.44	656	38.17
40.01 - 45.00	900	210,565,130	21.38	233,961	6.899	79.38	89.69	655	43.19
45.01 - 50.00	1,133	274,645,020	27.89	242,405	6.982	79.71	91.00	653	48.17
50.01 - 55.00	775	170,978,849	17.36	220,618	6.741	80.22	91.68	650	53.26
55.01 >=	2	244,652	0.02	122,326	7.510	79.72	79.72	628	56.49
Not Available	1	159,866	0.02	159,866	6.875	80.00	100.00	630	0.00
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average DTI	42.54
Minimum DTI	1.00
Maximum DTI	57.00
Standard Deviation DTI	9.61

The Mortgage Loans (All Collateral)

DISTRIBUTION BY CREDIT SCORE

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	179	26,044,816	2.64	145,502	8.081	75.38	76.26	549	42.24
560 - 579	285	47,357,954	4.81	166,168	7.752	77.32	77.80	569	42.66
580 - 599	398	59,827,442	6.07	150,320	7.508	80.23	87.83	589	41.76
600 - 619	669	132,425,900	13.45	197,946	7.114	79.43	88.65	609	43.36
620 - 639	570	118,018,313	11.98	207,050	7.029	80.55	89.91	629	42.83
640 - 659	739	174,766,160	17.75	236,490	6.799	79.18	90.46	648	42.48
660 - 679	610	151,201,468	15.35	247,871	6.698	80.13	91.71	668	42.14
680 - 699	403	108,202,233	10.99	268,492	6.576	79.75	91.32	688	42.51
700 - 719	252	67,970,438	6.90	269,724	6.468	78.62	92.32	708	43.05
720 - 739	143	39,282,172	3.99	274,701	6.468	78.67	90.73	729	42.83
740 - 759	112	32,269,905	3.28	288,124	6.521	78.92	91.80	749	41.10
760 - 779	74	16,817,713	1.71	227,266	6.517	79.57	89.91	770	42.21
780 - 799	37	8,807,229	0.89	238,033	6.584	77.57	88.68	787	41.06
800 - 819	11	1,830,538	0.19	166,413	6.728	77.65	90.57	805	41.78
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

Weighted Average FICO	653
Minimum FICO	540
Maximum FICO	814
Standard Deviation FICO	52

DISTRIBUTION BY PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	886	187,343,647	19.02	211,449	7.258	80.37	87.87	647	42.51
12	217	68,373,814	6.94	315,087	7.127	78.89	91.22	664	42.14
24	2,362	534,785,596	54.30	226,412	6.805	79.02	89.94	654	42.80
36	1,017	194,319,224	19.73	191,071	6.733	79.59	89.02	649	42.00
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

DISTRIBUTION BY LIEN TYPE

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	4,482	984,822,281	100.00	219,728	6.900	79.38	89.45	653	42.54
Total:	4,482	984,822,281	100.00%	219,728	6.900	79.38	89.45	653	42.54

The Group I Mortgage Loans

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

Aggregate Principal Balance:	$336,048,695
Number of Mortgage Loans:	2,439
Average Principal Balance:	$137,781
% Adjustable-Rate Mortgage Loans:	81.94%
% Fixed-Rate Mortgage Loans:	18.06%
% Interest Only Loans:	57.58%
Weighted Average Current Mortgage Rate:	7.137%
Weighted Average Initial Net Mortgage Rate:	6.632%
Weighted Average Credit Score:	638
Weighted Average Original LTV:	79.26%
Weighted Average Original Combined LTV	86.00%
Weighted Average Stated Remaining Term:	356 months
Weighted Average Stated Original Term:	357 months
Weighted Average Months to Roll:	27 months
Weighted Average Margin:	5.518%
Weighted Average Initial Rate Cap:	2.996%
Weighted Average Periodic Rate Cap:	1.000%
Weighted Average Maximum Rate:	13.074%
Weighted Average Minimum Rate:	7.076%
% California Loans:	18.79%

The Group I Mortgage Loans

DISTRIBUTION BY PRODUCT TYPE

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	61	4,995,578	1.49	81,895	7.216	68.76	69.49	650	36.55
30 Year Fixed	456	44,974,067	13.38	98,627	7.430	77.56	80.20	638	38.86
30 Year Fixed 5 Year Interest Only	59	10,448,283	3.11	177,090	7.501	78.60	82.99	624	44.34
15/30 Year Fixed (Balloon)	1	99,929	0.03	99,929	7.750	35.09	35.09	573	45.00
15/30 Year Fixed 5 Year Interest Only (Balloon)	1	175,000	0.05	175,000	7.000	72.47	72.47	740	32.00
ARM 5 Year Interest Only	2	511,849	0.15	255,925	6.327	85.62	85.62	625	51.75
1/29 ARM	2	191,368	0.06	95,684	7.896	92.09	92.09	685	47.67
2/28 ARM	681	70,552,785	20.99	103,602	7.376	80.88	86.52	625	40.80
2/28 ARM 5 Year Interest Only	688	130,773,114	38.91	190,077	7.001	79.37	87.88	640	44.63
3/27 ARM	164	18,117,662	5.39	110,474	7.261	80.72	86.61	632	40.17
3/27 ARM 5 Year Interest Only	238	42,411,180	12.62	178,198	6.821	79.06	88.01	649	44.04
5/25 ARM	29	3,620,450	1.08	124,843	6.728	78.47	83.25	660	41.85
5/25 ARM 10 Year Interest Only	57	9,177,429	2.73	161,008	6.752	78.31	87.38	660	42.06
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY GROSS MORTGAGE RATE

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	5	627,317	0.19	125,463	4.933	55.52	55.52	731	35.65
5.000 - 5.499	29	4,074,679	1.21	140,506	5.277	73.84	84.81	714	43.72
5.500 - 5.999	139	25,100,376	7.47	180,578	5.825	76.11	86.73	676	44.15
6.000 - 6.499	261	41,285,637	12.29	158,183	6.243	76.08	85.13	662	43.22
6.500 - 6.999	544	83,751,531	24.92	153,955	6.748	76.98	85.54	645	42.94
7.000 - 7.499	453	61,958,823	18.44	136,774	7.221	79.16	86.34	632	42.93
7.500 - 7.999	528	67,936,868	20.22	128,668	7.707	81.57	86.25	623	41.37
8.000 - 8.499	248	28,617,473	8.52	115,393	8.181	84.16	86.21	614	41.47
8.500 - 8.999	178	18,503,414	5.51	103,952	8.676	85.94	87.81	599	41.91
9.000 - 9.499	38	3,037,633	0.90	79,938	9.158	84.61	85.70	591	40.00
9.500 - 9.999	14	1,081,824	0.32	77,273	9.610	86.20	89.30	574	38.60
10.000 - 10.499	1	39,983	0.01	39,983	10.250	80.00	80.00	549	32.00
10.500 - 10.999	1	33,137	0.01	33,137	10.625	85.00	85.00	543	36.00
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average Original Rate (%)	7.137
Minimum Original Rate (%)	4.875
Maximum Original Rate (%)	10.625
Standard Deviation (%)	0.861

The Group I Mortgage Loans

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

Range of Sample Pool Calculation Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	140	5,799,540	1.73	41,425	8.053	77.18	80.36	624	37.60
50,000.01 - 100,000.00	740	57,425,979	17.09	77,603	7.445	79.40	86.44	630	39.69
100,000.01 - 150,000.00	748	93,792,875	27.91	125,392	7.183	79.25	86.97	636	42.09
150,000.01 - 200,000.00	432	73,217,764	21.79	169,486	7.094	79.39	86.15	640	43.02
200,000.01 - 250,000.00	165	36,905,834	10.98	223,672	6.919	78.68	86.15	645	45.52
250,000.01 - 300,000.00	91	25,028,026	7.45	275,033	6.931	78.64	85.75	641	44.48
300,000.01 - 350,000.00	52	16,837,291	5.01	323,794	7.128	80.51	83.73	638	44.87
350,000.01 - 400,000.00	62	23,257,299	6.92	375,118	6.676	79.51	84.26	644	42.23
400,000.01 - 450,000.00	7	2,863,086	0.85	409,012	7.127	79.25	81.35	624	40.39
450,000.01 - 500,000.00	2	921,000	0.27	460,500	7.129	84.83	84.83	700	50.02
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Average Original Balance ($)		137,781
Minimum Original Balance ($)		22,462
Maximum Original Balance ($)		468,000
Standard Deviation Original Balance ($)		75,606

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Original Principal Balance ($)	% of Mortgage Pool by Aggregate Original Principal Balance	Avg. Original Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	140	5,799,540	1.73	41,425	8.053	77.18	80.36	624	37.60
50,000.01 - 100,000.00	740	57,425,979	17.09	77,603	7.445	79.40	86.44	630	39.69
100,000.01 - 150,000.00	747	93,642,960	27.87	125,359	7.181	79.24	86.98	636	42.07
150,000.01 - 200,000.00	433	73,367,679	21.83	169,440	7.096	79.40	86.15	640	43.04
200,000.01 - 250,000.00	164	36,655,934	10.91	223,512	6.931	78.78	86.30	645	45.62
250,000.01 - 300,000.00	92	25,277,926	7.52	274,760	6.914	78.51	85.54	641	44.35
300,000.01 - 350,000.00	51	16,513,291	4.91	323,790	7.121	80.33	83.61	637	44.95
350,000.01 - 400,000.00	62	23,257,299	6.92	375,118	6.676	79.51	84.26	644	42.23
400,000.01 - 450,000.00	8	3,187,086	0.95	398,386	7.165	80.34	82.23	628	40.45
450,000.01 - 500,000.00	2	921,000	0.27	460,500	7.129	84.83	84.83	700	50.02
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Average Orig Balance ($)		137,881
Minimum Orig Balance ($)		22,500
Maximum Orig Balance ($)		468,000
Standard Deviation Orig Balance ($)		75,688

The Group I Mortgage Loans

DISTRIBUTION BY REMAINING TERM TO MATURITY

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	63	5,270,507	1.57	83,659	7.219	68.24	68.93	651	36.56
351 - 360	2,376	330,778,188	98.43	139,216	7.136	79.43	86.27	637	42.61
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average Remaining Term	356
Minimum Remaining Term	178
Maximum Remaining Term	360
Standard Deviation Remaining Term	29

DISTRIBUTION BY ORIGINAL TERM TO MATURITY

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	63	5,270,507	1.57	83,659	7.219	68.24	68.93	651	36.56
360	2,376	330,778,188	98.43	139,216	7.136	79.43	86.27	637	42.61
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average Original Term	357
Minimum Original Term	180
Maximum Original Term	360
Standard Deviation Original Term	29

The Group I Mortgage Loans

DISTRIBUTION BY ORIGINAL LTV

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	17	1,392,557	0.41	81,915	6.544	22.15	22.15	660	31.23
30.01 - 35.00	7	744,323	0.22	106,332	6.674	33.16	33.16	650	29.38
35.01 - 40.00	15	1,495,633	0.45	99,709	7.012	37.90	37.90	642	39.37
40.01 - 45.00	17	2,070,584	0.62	121,799	7.084	42.59	42.59	624	39.79
45.01 - 50.00	18	2,391,865	0.71	132,881	7.018	48.19	48.19	624	40.56
50.01 - 55.00	31	3,864,571	1.15	124,664	6.644	53.03	53.03	650	39.68
55.01 - 60.00	48	6,167,884	1.84	128,498	6.801	57.86	57.86	630	40.64
60.01 - 65.00	84	12,160,884	3.62	144,772	6.814	63.11	63.19	632	37.83
65.01 - 70.00	101	14,528,968	4.32	143,851	6.945	68.40	68.80	627	40.85
70.01 - 75.00	112	16,007,351	4.76	142,923	7.069	73.44	74.24	628	39.59
75.01 - 80.00	1,283	182,675,436	54.36	142,381	6.873	79.68	91.97	641	44.05
80.01 - 85.00	196	26,770,227	7.97	136,583	7.791	84.27	84.27	617	40.29
85.01 - 90.00	328	43,190,998	12.85	131,680	7.861	89.68	89.68	632	42.48
90.01 - 95.00	182	22,587,413	6.72	124,107	7.708	94.57	94.57	664	41.31
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average LTV (%)	79.26
Minimum LTV (%)	10.00
Maximum LTV (%)	95.00
Standard Deviation LTV (%)	11.18

DISTRIBUTION BY ORIGINAL COMBINED LTV

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	17	1,392,557	0.41	81,915	6.544	22.15	22.15	660	31.23
30.01 - 35.00	7	744,323	0.22	106,332	6.674	33.16	33.16	650	29.38
35.01 - 40.00	15	1,495,633	0.45	99,709	7.012	37.90	37.90	642	39.37
40.01 - 45.00	17	2,070,584	0.62	121,799	7.084	42.59	42.59	624	39.79
45.01 - 50.00	18	2,391,865	0.71	132,881	7.018	48.19	48.19	624	40.56
50.01 - 55.00	31	3,864,571	1.15	124,664	6.644	53.03	53.03	650	39.68
55.01 - 60.00	48	6,167,884	1.84	128,498	6.801	57.86	57.86	630	40.64
60.01 - 65.00	83	11,995,989	3.57	144,530	6.794	63.12	63.12	633	37.59
65.01 - 70.00	100	14,431,363	4.29	144,314	6.953	68.31	68.37	626	41.00
70.01 - 75.00	108	15,240,710	4.54	141,118	7.079	73.42	73.42	628	39.37
75.01 - 80.00	434	65,280,291	19.43	150,415	7.011	79.18	79.19	630	40.47
80.01 - 85.00	199	27,434,022	8.16	137,859	7.768	84.14	84.29	617	40.34
85.01 - 90.00	355	49,316,115	14.68	138,919	7.706	88.40	89.67	634	42.82
90.01 - 95.00	217	29,246,622	8.70	134,777	7.475	91.16	94.53	661	42.30
95.01 - 100.00	790	104,976,167	31.24	132,881	6.816	79.95	99.94	646	46.11
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average CLTV (%)	86.00
Minimum CLTV (%)	10.00
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	14.92

The Group I Mortgage Loans

DISTRIBUTION BY GROSS MARGIN

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.249	529	94,874,397	34.46	179,347	6.408	76.82	87.24	647	44.14
5.250 - 5.499	277	42,019,669	15.26	151,696	6.896	76.06	86.05	636	43.19
5.500 - 5.749	300	45,509,375	16.53	151,698	7.274	81.93	87.61	639	43.71
5.750 - 5.999	254	34,652,993	12.58	136,429	7.488	81.06	87.90	624	43.26
6.000 - 6.249	209	25,945,280	9.42	124,140	7.637	83.43	88.02	634	41.84
6.250 - 6.499	126	14,850,885	5.39	117,864	7.871	84.89	88.16	632	39.67
6.500 - 6.749	96	10,869,527	3.95	113,224	8.141	84.83	86.47	628	41.45
6.750 - 6.999	45	4,443,520	1.61	98,745	8.248	88.91	90.51	629	40.71
7.000 - 7.249	15	1,208,149	0.44	80,543	8.835	90.61	90.61	622	39.50
7.250 - 7.499	5	503,383	0.18	100,677	8.725	93.81	95.40	647	44.79
7.500 - 7.749	5	478,660	0.17	95,732	8.975	93.89	93.89	629	35.38
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Margin (%)	5.518
Minimum Margin (%)	5.000
Maximum Margin (%)	7.625
Standard Deviation Margin (%)	0.535

The Group I Mortgage Loans

DISTRIBUTION BY MINIMUM MORTGAGE RATE

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	2	251,191	0.09	125,595	4.875	55.84	55.84	751	44.72
5.000 - 5.499	18	3,194,797	1.16	177,489	5.243	77.15	91.13	709	43.68
5.500 - 5.999	94	18,102,729	6.57	192,582	5.775	77.39	89.06	676	44.55
6.000 - 6.499	237	40,126,432	14.57	169,310	6.216	76.44	86.13	658	43.83
6.500 - 6.999	399	63,573,064	23.09	159,331	6.707	77.05	86.55	644	43.33
7.000 - 7.499	428	62,610,180	22.74	146,285	7.181	80.51	88.55	633	43.59
7.500 - 7.999	362	49,175,695	17.86	135,844	7.684	82.05	87.32	623	42.20
8.000 - 8.499	179	23,299,499	8.46	130,165	8.150	84.56	86.95	619	41.97
8.500 - 8.999	104	11,332,476	4.12	108,966	8.669	86.16	88.35	597	42.64
9.000 - 9.499	30	2,990,194	1.09	99,673	9.083	85.74	86.44	585	40.30
9.500 - 9.999	8	699,581	0.25	87,448	9.620	86.64	91.44	565	38.82
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Minimum Rate (%)	7.076
Minimum Minimum Rate (%)	4.880
Maximum Minimum Rate (%)	9.750
Standard Deviation (%)	0.825

DISTRIBUTION BY MAXIMUM MORTGAGE RATE

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	4	543,635	0.20	135,909	4.942	60.43	60.43	720	34.98
11.000 - 11.499	16	2,902,353	1.05	181,397	5.268	78.44	93.83	711	45.40
11.500 - 11.999	118	22,362,186	8.12	189,510	5.818	77.30	88.63	674	44.62
12.000 - 12.499	213	35,866,975	13.03	168,390	6.241	76.38	86.05	658	43.70
12.500 - 12.999	462	74,081,883	26.90	160,350	6.749	77.73	87.12	643	43.41
13.000 - 13.499	365	52,101,362	18.92	142,743	7.218	80.24	88.14	632	43.53
13.500 - 13.999	383	52,598,363	19.10	137,333	7.704	82.27	87.41	624	42.00
14.000 - 14.499	158	19,876,831	7.22	125,803	8.176	84.40	86.63	616	42.48
14.500 - 14.999	110	12,185,657	4.43	110,779	8.692	86.32	88.36	595	42.86
15.000 - 15.499	24	2,137,012	0.78	89,042	9.116	84.63	85.61	591	38.10
15.500 - 15.999	8	699,581	0.25	87,448	9.620	86.64	91.44	565	38.82
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Maximum Rate (%)	13.074
Minimum Maximum Rate (%)	10.875
Maximum Maximum Rate (%)	15.750
Standard Deviation (%)	0.825

The Group I Mortgage Loans

DISTRIBUTION BY INITIAL PERIODIC CAP

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	2	511,849	0.19	255,925	6.327	85.62	85.62	625	51.75
2.000	2	191,368	0.07	95,684	7.896	92.09	92.09	685	47.67
3.000	1,857	274,652,620	99.74	147,901	7.075	79.75	87.39	638	43.14
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Initial Cap (%)	2.996
Minimum Initial Cap (%)	1.000
Maximum Initial Cap (%)	3.000
Standard Deviation (%)	0.073

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1,861	275,355,838	100.00	147,961	7.074	79.77	87.39	638	43.16
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Periodic Cap (%)	1.000
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	1.000
Standard Deviation	0.000

The Group I Mortgage Loans

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
April 2006	1	191,900	0.07	191,900	6.875	95.00	95.00	639	48.00
May 2006	1	319,949	0.12	319,949	5.999	80.00	80.00	617	54.00
November 2006	2	191,368	0.07	95,684	7.896	92.09	92.09	685	47.67
July 2007	2	615,000	0.22	307,500	6.072	77.93	83.72	642	50.05
September 2007	14	1,725,722	0.63	123,266	6.857	73.24	77.61	629	47.01
October 2007	143	19,891,048	7.22	139,098	7.111	79.33	86.38	637	42.99
November 2007	1,209	178,946,129	64.99	148,012	7.141	80.04	87.62	634	43.26
December 2007	1	148,000	0.05	148,000	6.750	80.00	100.00	635	43.00
May 2008	1	127,443	0.05	127,443	6.125	76.31	76.31	645	43.00
July 2008	1	92,800	0.03	92,800	7.000	80.00	100.00	640	48.00
September 2008	6	827,061	0.30	137,843	6.848	83.80	93.98	622	43.65
October 2008	29	4,619,947	1.68	159,309	7.026	77.95	84.61	630	42.12
November 2008	365	54,861,592	19.92	150,306	6.950	79.64	87.75	646	42.93
October 2010	10	1,565,367	0.57	156,537	6.950	77.38	80.80	631	37.46
November 2010	76	11,232,513	4.08	147,796	6.717	78.49	86.96	664	42.64
Total:	1,861	275,355,838	100.00%	147,961	7.074	79.77	87.39	638	43.16

Weighted Average Next Rate Adjustment Date		March 2008
Minimum Next Rate Adjustment Date		April 2006
Maximum Next Rate Adjustment Date		November 2010

The Group I Mortgage Loans

DISTRIBUTION BY STATE

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	255	63,141,474	18.79	247,614	6.689	75.36	80.75	648	43.47
Florida	198	27,805,158	8.27	140,430	7.305	77.70	80.76	641	42.14
Illinois	179	24,356,432	7.25	136,069	7.370	79.92	84.75	631	42.54
Michigan	158	17,177,865	5.11	108,721	7.316	82.46	87.58	632	41.26
Oregon	118	16,825,578	5.01	142,590	6.893	79.27	90.31	655	42.95
Ohio	157	15,650,901	4.66	99,687	7.541	84.28	90.50	631	41.78
Washington	102	15,200,873	4.52	149,028	6.720	79.56	91.27	644	42.73
Utah	76	9,813,045	2.92	129,119	7.094	81.18	93.88	639	43.64
New York	85	9,619,398	2.86	113,169	7.616	80.45	84.29	623	44.33
Arizona	57	9,517,175	2.83	166,968	7.091	74.80	80.81	635	42.71
Nevada	49	8,745,333	2.60	178,476	6.935	76.23	82.65	641	42.13
Texas	92	8,649,859	2.57	94,020	7.485	80.25	86.12	627	38.59
Minnesota	56	8,631,671	2.57	154,137	7.154	79.67	84.90	644	38.05
Maryland	44	7,482,261	2.23	170,051	7.128	79.34	89.20	629	46.46
Wisconsin	67	7,224,365	2.15	107,826	7.424	82.58	87.19	610	43.31
Other	746	86,207,309	25.65	115,559	7.274	80.85	88.92	634	42.31
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY OCCUPANCY TYPE

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	2,231	313,706,301	93.35	140,612	7.107	78.99	86.22	634	42.78
Investment	188	19,202,725	5.71	102,142	7.575	82.28	82.28	688	39.45
Second Home	20	3,139,670	0.93	156,983	7.498	87.33	87.33	691	34.58
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

The Group I Mortgage Loans

DISTRIBUTION BY PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio

Single Family Residence	1,939	253,006,258	75.29	130,483	7.172	79.37	85.83	634	41.94
Planned Unit Development	204	36,497,080	10.86	178,907	7.037	78.66	85.48	641	44.59
Condo	212	32,962,867	9.81	155,485	6.953	78.92	88.99	655	44.43
2-4 Family	84	13,582,491	4.04	161,696	7.195	79.66	83.40	658	43.09
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,081	130,325,002	38.78	120,560	7.076	81.52	95.22	647	45.15
Refinance - Cashout	1,185	183,130,774	54.50	154,541	7.177	77.71	80.00	631	40.88
Refinance - Rate Term	173	22,592,920	6.72	130,595	7.166	78.72	81.44	633	40.60
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY DOCUMENTATION TYPE

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	1,785	238,106,912	70.85	133,393	7.093	79.39	87.53	633	43.40
Stated Documentation	643	96,025,238	28.57	149,339	7.244	79.10	82.46	649	40.28
Limited Documentation	11	1,916,545	0.57	174,231	7.238	70.77	73.44	609	44.16
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY DEBT-TO-INCOME RATIO

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01-30.00	387	44,259,636	13.17	114,366	7.241	77.59	80.25	637	24.78
30.01-35.00	236	29,630,216	8.82	125,552	7.199	77.58	81.73	640	33.03
35.01-40.00	345	44,351,877	13.20	128,556	7.179	78.77	83.63	638	38.14
40.01-45.00	459	68,925,381	20.51	150,164	7.092	79.11	85.92	638	43.22
45.01-50.00	547	78,354,343	23.32	143,244	7.272	79.93	87.58	635	48.20
50.01-55.00	463	70,282,591	20.91	151,798	6.911	80.73	91.26	639	53.37
55.01>=	2	244,652	0.07	122,326	7.510	79.72	79.72	628	56.49
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average DTI	42.52
Minimum DTI	1.00
Maximum DTI	57.00
Standard Deviation DTI	9.85

The Group I Mortgage Loans

DISTRIBUTION BY CREDIT SCORE

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	142	16,189,520	4.82	114,011	8.141	74.27	75.46	549	42.20
560 - 579	196	24,883,232	7.40	126,955	7.870	78.06	78.64	569	42.28
580 - 599	268	30,254,131	9.00	112,889	7.563	79.66	86.77	589	41.60
600 - 619	420	60,206,938	17.92	143,350	7.196	79.72	88.01	609	43.74
620 - 639	333	46,425,386	13.82	139,416	7.160	80.26	87.72	630	42.18
640 - 659	368	54,520,607	16.22	148,154	6.972	79.04	85.85	648	42.42
660 - 679	279	42,767,713	12.73	153,289	6.793	79.76	87.14	669	42.03
680 - 699	166	25,437,508	7.57	153,238	6.684	81.10	89.10	688	42.69
700 - 719	105	14,027,346	4.17	133,594	6.626	77.21	86.19	708	43.16
720 - 739	54	7,449,911	2.22	137,961	6.532	79.52	87.82	729	42.78
740 - 759	44	5,296,974	1.58	120,386	6.935	80.16	84.74	750	42.15
760 - 779	39	5,553,260	1.65	142,391	6.662	78.74	86.42	769	42.97
780 - 799	17	2,219,539	0.66	130,561	6.755	78.66	87.24	787	42.09
800 - 819	8	816,629	0.24	102,079	6.480	72.19	81.39	807	31.86
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

Weighted Average FICO	638
Minimum FICO	540
Maximum FICO	814
Standard Deviation FICO	52

DISTRIBUTION BY PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	492	64,117,914	19.08	130,321	7.464	80.23	85.94	632	42.63
12	85	10,834,623	3.22	127,466	7.722	78.80	83.14	628	42.44
24	1,226	174,082,717	51.80	141,992	7.081	78.69	85.83	639	42.76
36	636	87,013,441	25.89	136,814	6.935	79.73	86.75	641	41.96
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

DISTRIBUTION BY LIEN TYPE

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	2,439	336,048,695	100.00	137,781	7.137	79.26	86.00	638	42.52
Total:	2,439	336,048,695	100.00%	137,781	7.137	79.26	86.00	638	42.52

The Group II Mortgage Loans

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

Aggregate Principal Balance:	$648,773,586
Number of Mortgage Loans:	2,043
Average Principal Balance:	$317,559
% Adjustable-Rate Mortgage Loans:	87.30%
% Fixed-Rate Mortgage Loans:	12.70%
% Interest Only Loans:	62.99%
Weighted Average Current Mortgage Rate:	6.777%
Weighted Average Initial Net Mortgage Rate:	6.272%
Weighted Average Credit Score:	660
Weighted Average Original LTV:	79.44%
Weighted Average Original Combined LTV	91.24%
Weighted Average Stated Remaining Term:	358 months
Weighted Average Stated Original Term:	360 months
Weighted Average Months to Roll:	27 months
Weighted Average Margin:	5.327%
Weighted Average Initial Rate Cap:	2.991%
Weighted Average Periodic Rate Cap:	1.000%
Weighted Average Maximum Rate:	12.791%
Weighted Average Minimum Rate:	6.793%
% California Loans:	54.15%

The Group II Mortgage Loans

DISTRIBUTION BY PRODUCT TYPE

Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed	11	1,617,175	0.25	147,016	6.945	71.26	76.34	653	40.11
20 Year Fixed	1	197,000	0.03	197,000	6.125	43.30	43.30	664	29.00
30 Year Fixed	285	74,775,832	11.53	262,371	6.622	75.95	79.02	669	40.23
30 Year Fixed 5 Year Interest Only	16	5,801,970	0.89	362,623	7.377	81.20	87.71	666	43.86
ARM 5 Year Interest Only	3	1,348,400	0.21	449,467	6.666	79.94	91.10	633	49.02
1/29 ARM	9	3,190,733	0.49	354,526	7.062	82.53	85.77	628	46.45
2/28 ARM	449	115,096,864	17.74	256,340	7.041	80.46	87.15	636	42.22
2/28 ARM 5 Year Interest Only	869	323,701,270	49.89	372,499	6.724	79.66	95.63	667	43.57
3/27 ARM	143	37,060,036	5.71	259,161	6.979	81.60	87.07	638	40.92
3/27 ARM 5 Year Interest Only	186	58,111,258	8.96	312,426	6.634	79.85	94.86	671	41.45
5/25 ARM	23	8,201,140	1.26	356,571	6.553	80.86	90.45	668	36.22
5/25 ARM 10 Year Interest Only	48	19,671,908	3.03	409,831	6.594	77.31	90.43	679	44.35
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY GROSS MORTGAGE RATE

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	6	1,486,998	0.23	247,833	4.946	78.03	81.70	675	31.17
5.000 - 5.499	27	9,899,280	1.53	366,640	5.275	72.82	79.68	687	36.94
5.500 - 5.999	237	83,194,193	12.82	351,030	5.816	77.27	90.21	688	42.43
6.000 - 6.499	353	121,298,491	18.70	343,622	6.254	77.81	91.42	676	42.36
6.500 - 6.999	680	225,673,271	34.78	331,872	6.733	79.16	92.60	662	42.64
7.000 - 7.499	321	92,608,725	14.27	288,501	7.216	80.22	92.65	651	43.54
7.500 - 7.999	266	76,942,347	11.86	289,257	7.673	82.19	89.62	631	42.69
8.000 - 8.499	90	23,473,415	3.62	260,816	8.204	84.87	88.44	620	42.91
8.500 - 8.999	51	12,218,156	1.88	239,572	8.654	86.24	87.35	603	41.37
9.000 - 9.499	10	1,588,148	0.24	158,815	9.137	90.02	90.02	593	37.55
9.500 - 9.999	2	390,562	0.06	195,281	9.618	81.83	81.83	570	39.30
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average Original Rate (%)	6.777
Minimum Original Rate (%)	4.875
Maximum Original Rate (%)	9.750
Standard Deviation (%)	0.752

The Group II Mortgage Loans

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

Range of Sample Pool Calculation Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	8	338,534	0.05	42,317	7.889	69.43	72.26	625	30.07
50,000.01 - 100,000.00	54	4,536,085	0.70	84,002	7.229	77.59	89.89	643	37.12
100,000.01 - 150,000.00	181	23,066,868	3.56	127,441	7.043	79.61	95.46	647	40.16
150,000.01 - 200,000.00	328	59,757,702	9.21	182,188	6.933	79.34	89.56	644	40.95
200,000.01 - 250,000.00	351	78,982,928	12.17	225,023	6.928	80.01	90.01	650	42.80
250,000.01 - 300,000.00	272	74,222,335	11.44	272,876	6.814	80.18	91.07	657	42.11
300,000.01 - 350,000.00	194	63,145,553	9.73	325,493	6.753	79.40	92.11	663	44.47
350,000.01 - 400,000.00	150	55,766,316	8.60	371,775	6.710	80.13	93.30	660	44.09
400,000.01 - 450,000.00	122	51,929,676	8.00	425,653	6.755	80.59	90.66	659	44.31
450,000.01 - 500,000.00	109	51,779,750	7.98	475,044	6.645	79.39	91.57	665	42.90
500,000.01 - 550,000.00	73	38,356,664	5.91	525,434	6.593	80.81	92.69	671	43.56
550,000.01 - 600,000.00	52	29,930,667	4.61	575,590	6.708	78.99	91.07	664	41.86
600,000.01 - 650,000.00	33	20,703,543	3.19	627,380	6.907	80.52	91.92	661	40.72
650,000.01 - 700,000.00	34	22,893,029	3.53	673,324	6.654	79.99	93.92	664	42.31
700,000.01 - 750,000.00	19	13,723,926	2.12	722,312	6.616	77.41	89.22	674	41.37
750,000.01 - 800,000.00	18	14,029,065	2.16	779,392	6.788	77.93	88.93	672	43.09
800,000.01 - 850,000.00	8	6,656,800	1.03	832,100	6.831	69.10	81.12	640	45.89
850,000.01 - 900,000.00	2	1,778,700	0.27	889,350	6.693	79.90	99.88	697	47.43
900,000.01 - 950,000.00	8	7,409,660	1.14	926,207	6.713	75.89	85.64	673	37.62
950,000.01 - 1,000,000.00	11	10,767,935	1.66	978,903	6.530	72.56	84.69	681	42.15
1,000,000.01 >=	16	18,997,850	2.93	1,187,366	6.496	77.70	94.74	706	38.40
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Average Original Balance ($)		317,559
Minimum Original Balance ($)		30,193
Maximum Original Balance ($)		1,410,000
Standard Deviation Original Balance ($)		183,172

The Group II Mortgage Loans

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Original Principal Balance ($)	% of Mortgage Pool by Aggregate Original Principal Balance	Avg. Original Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	8	338,534	0.05	42,317	7.889	69.43	72.26	625	30.07
50,000.01 - 100,000.00	54	4,536,085	0.70	84,002	7.229	77.59	89.89	643	37.12
100,000.01 - 150,000.00	181	23,066,868	3.56	127,441	7.043	79.61	95.46	647	40.16
150,000.01 - 200,000.00	327	59,558,048	9.18	182,135	6.933	79.33	89.59	644	40.95
200,000.01 - 250,000.00	352	79,182,582	12.20	224,951	6.928	80.01	89.98	650	42.80
250,000.01 - 300,000.00	271	73,922,372	11.39	272,776	6.807	80.14	91.07	657	42.06
300,000.01 - 350,000.00	195	63,445,517	9.78	325,362	6.761	79.45	92.10	662	44.51
350,000.01 - 400,000.00	150	55,766,316	8.60	371,775	6.710	80.13	93.30	660	44.09
400,000.01 - 450,000.00	122	51,929,676	8.00	425,653	6.755	80.59	90.66	659	44.31
450,000.01 - 500,000.00	109	51,779,750	7.98	475,044	6.645	79.39	91.57	665	42.90
500,000.01 - 550,000.00	73	38,356,664	5.91	525,434	6.593	80.81	92.69	671	43.56
550,000.01 - 600,000.00	51	29,330,959	4.52	575,117	6.702	78.96	90.99	664	42.29
600,000.01 - 650,000.00	34	21,303,250	3.28	626,566	6.909	80.51	92.01	661	40.16
650,000.01 - 700,000.00	34	22,893,029	3.53	673,324	6.654	79.99	93.92	664	42.31
700,000.01 - 750,000.00	19	13,723,926	2.12	722,312	6.616	77.41	89.22	674	41.37
750,000.01 - 800,000.00	18	14,029,065	2.16	779,392	6.788	77.93	88.93	672	43.09
800,000.01 - 850,000.00	8	6,656,800	1.03	832,100	6.831	69.10	81.12	640	45.89
850,000.01 - 900,000.00	2	1,778,700	0.27	889,350	6.693	79.90	99.88	697	47.43
900,000.01 - 950,000.00	8	7,409,660	1.14	926,207	6.713	75.89	85.64	673	37.62
950,000.01 - 1,000,000.00	11	10,767,935	1.66	978,903	6.530	72.56	84.69	681	42.15
1,000,000.01 >=	16	18,997,850	2.93	1,187,366	6.496	77.70	94.74	706	38.40
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Average Orig Balance ($)		317,683
Minimum Orig Balance ($)		30,210
Maximum Orig Balance ($)		1,410,000
Standard Deviation Orig Balance ($)		183,181

The Group II Mortgage Loans

DISTRIBUTION BY REMAINING TERM TO MATURITY

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	11	1,617,175	0.25	147,016	6.945	71.26	76.34	653	40.11
231 - 240	1	197,000	0.03	197,000	6.125	43.30	43.30	664	29.00
351 - 360	2,031	646,959,411	99.72	318,542	6.777	79.48	91.29	660	42.56
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average Remaining Term	358
Minimum Remaining Term	179
Maximum Remaining Term	360
Standard Deviation Remaining Term	13

DISTRIBUTION BY ORIGINAL TERM TO MATURITY

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	11	1,617,175	0.25	147,016	6.945	71.26	76.34	653	40.11
240	1	197,000	0.03	197,000	6.125	43.30	43.30	664	29.00
360	2,031	646,959,411	99.72	318,542	6.777	79.48	91.29	660	42.56
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average Original Term	360
Minimum Original Term	180
Maximum Original Term	360
Standard Deviation Original Term	13

The Group II Mortgage Loans

DISTRIBUTION BY ORIGINAL LTV

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	4	556,499	0.09	139,125	6.240	23.85	23.85	657	45.52
30.01 - 35.00	2	357,099	0.06	178,550	6.500	32.72	32.72	592	52.71
35.01 - 40.00	1	199,601	0.03	199,601	5.999	38.10	38.10	677	44.00
40.01 - 45.00	10	1,896,491	0.29	189,649	6.920	43.14	43.14	675	37.81
45.01 - 50.00	9	2,693,124	0.42	299,236	6.569	46.92	46.92	646	37.49
50.01 - 55.00	16	4,215,211	0.65	263,451	6.703	53.45	57.76	631	37.05
55.01 - 60.00	22	9,539,935	1.47	433,633	6.270	57.41	61.42	646	38.53
60.01 - 65.00	42	14,021,737	2.16	333,851	6.593	63.09	66.69	647	38.64
65.01 - 70.00	55	19,466,543	3.00	353,937	6.721	68.22	70.25	652	42.48
70.01 - 75.00	76	28,136,389	4.34	370,216	6.713	73.71	77.23	662	41.46
75.01 - 80.00	1,477	474,412,312	73.12	321,200	6.638	79.80	95.42	666	42.91
80.01 - 85.00	73	21,744,614	3.35	297,871	7.403	84.24	84.24	623	42.09
85.01 - 90.00	155	43,383,055	6.69	279,891	7.732	89.53	89.53	630	43.27
90.01 - 95.00	100	27,665,976	4.26	276,660	7.563	94.58	94.58	661	41.61
95.01 - 100.00	1	485,000	0.07	485,000	7.500	100.00	100.00	728	45.00
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average LTV (%)	79.44
Minimum LTV (%)	18.65
Maximum LTV (%)	100.00
Standard Deviation LTV (%)	7.89

DISTRIBUTION BY ORIGINAL COMBINED LTV

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	4	556,499	0.09	139,125	6.240	23.85	23.85	657	45.52
30.01 - 35.00	2	357,099	0.06	178,550	6.500	32.72	32.72	592	52.71
35.01 - 40.00	1	199,601	0.03	199,601	5.999	38.10	38.10	677	44.00
40.01 - 45.00	10	1,896,491	0.29	189,649	6.920	43.14	43.14	675	37.81
45.01 - 50.00	9	2,693,124	0.42	299,236	6.569	46.92	46.92	646	37.49
50.01 - 55.00	14	3,186,415	0.49	227,601	6.703	53.62	53.62	630	34.86
55.01 - 60.00	18	6,759,983	1.04	375,555	6.053	57.76	57.76	653	35.24
60.01 - 65.00	38	10,152,755	1.56	267,178	6.578	62.94	62.94	642	37.51
65.01 - 70.00	54	19,178,375	2.96	355,155	6.725	66.51	68.15	648	43.47
70.01 - 75.00	68	23,466,013	3.62	345,088	6.673	72.10	73.42	653	41.98
75.01 - 80.00	273	90,890,373	14.01	332,932	6.635	78.65	79.22	649	41.45
80.01 - 85.00	80	26,571,022	4.10	332,138	7.334	82.01	84.23	627	41.24
85.01 - 90.00	201	64,408,049	9.93	320,438	7.349	86.39	89.61	647	43.20
90.01 - 95.00	162	57,672,978	8.89	356,006	7.046	86.56	94.63	664	42.43
95.01 - 100.00	1,109	340,784,809	52.53	307,290	6.651	79.96	99.93	670	43.25
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average CLTV (%)	91.24
Minimum CLTV (%)	18.65
Maximum CLTV (%)	100.00
Standard Deviation CLTV (%)	12.57

The Group II Mortgage Loans

DISTRIBUTION BY GROSS MARGIN

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.750 - 4.999	1	428,000	0.08	428,000	6.500	80.00	100.00	632	54.00
5.000 - 5.249	852	304,211,601	53.71	357,056	6.424	79.06	94.79	668	43.13
5.250 - 5.499	250	82,340,500	14.54	329,362	6.788	78.07	92.80	660	42.67
5.500 - 5.749	247	74,699,621	13.19	302,428	7.196	80.85	90.04	647	43.18
5.750 - 5.999	132	39,086,042	6.90	296,106	7.388	79.26	90.00	633	42.65
6.000 - 6.249	121	32,576,281	5.75	269,225	7.446	84.16	88.86	645	41.19
6.250 - 6.499	57	16,249,421	2.87	285,078	7.726	86.32	91.87	647	42.67
6.500 - 6.749	44	10,355,511	1.83	235,353	7.964	85.10	86.94	633	43.33
6.750 - 6.999	15	3,540,227	0.63	236,015	8.233	91.85	92.53	632	37.01
7.000 - 7.249	9	2,675,744	0.47	297,305	8.354	91.54	91.54	697	38.24
7.250 - 7.499	2	218,660	0.04	109,330	8.767	86.38	86.38	566	32.93
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Margin (%)	5.327
Minimum Margin (%)	4.750
Maximum Margin (%)	7.375
Standard Deviation Margin (%)	0.461

The Group II Mortgage Loans

DISTRIBUTION BY MINIMUM MORTGAGE RATE

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500 - 4.999	3	641,148	0.11	213,716	4.875	80.00	88.53	687	37.82
5.000 - 5.499	14	4,712,008	0.83	336,572	5.308	76.62	91.03	680	42.51
5.500 - 5.999	154	56,761,891	10.02	368,584	5.782	78.49	93.51	689	43.89
6.000 - 6.499	336	118,503,186	20.92	352,688	6.225	78.76	93.74	674	42.18
6.500 - 6.999	504	174,243,795	30.76	345,722	6.687	79.40	93.95	663	42.99
7.000 - 7.499	378	115,040,267	20.31	304,339	7.160	80.05	93.15	652	43.01
7.500 - 7.999	207	61,970,560	10.94	299,375	7.655	82.02	90.54	632	42.85
8.000 - 8.499	83	22,669,319	4.00	273,124	8.175	84.65	88.78	617	43.16
8.500 - 8.999	41	9,865,539	1.74	240,623	8.654	86.92	88.06	603	41.34
9.000 - 9.499	9	1,766,999	0.31	196,333	9.117	82.01	82.01	590	39.27
9.500 - 9.999	1	206,898	0.04	206,898	9.500	90.00	90.00	568	44.00
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Minimum Rate (%)	6.793
Minimum Minimum Rate (%)	4.880
Maximum Minimum Rate (%)	9.500
Standard Deviation (%)	0.726

DISTRIBUTION BY MAXIMUM MORTGAGE RATE

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	4	824,926	0.15	206,232	4.903	80.00	86.63	680	38.97
11.000 - 11.499	13	4,528,229	0.80	348,325	5.321	76.49	91.48	681	42.49
11.500 - 11.999	188	68,487,776	12.09	364,297	5.819	78.53	93.51	684	43.34
12.000 - 12.499	302	106,777,301	18.85	353,567	6.250	78.77	93.77	675	42.35
12.500 - 12.999	593	204,034,424	36.02	344,072	6.733	79.41	93.75	661	42.83
13.000 - 13.499	289	85,249,638	15.05	294,981	7.216	80.25	93.35	652	43.40
13.500 - 13.999	216	64,604,713	11.41	299,096	7.669	82.10	90.43	631	42.92
14.000 - 14.499	74	20,035,166	3.54	270,745	8.198	84.73	88.91	617	42.98
14.500 - 14.999	42	10,176,369	1.80	242,295	8.664	85.62	86.73	602	41.45
15.000 - 15.499	8	1,456,169	0.26	182,021	9.142	90.03	90.03	593	38.05
15.500 - 15.999	1	206,898	0.04	206,898	9.500	90.00	90.00	568	44.00
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Maximum Rate (%)	12.791
Minimum Maximum Rate (%)	10.875
Maximum Maximum Rate (%)	15.500
Standard Deviation (%)	0.726

The Group II Mortgage Loans

DISTRIBUTION BY INITIAL PERIODIC CAP

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	2	1,024,000	0.18	512,000	6.718	79.92	88.28	625	49.34
2.000	9	3,190,733	0.56	354,526	7.062	82.53	85.77	628	46.45
3.000	1,719	562,166,876	99.26	327,031	6.789	79.91	93.00	659	42.82
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Initial Cap (%)	2.991
Minimum Initial Cap (%)	1.000
Maximum Initial Cap (%)	3.000
Standard Deviation (%)	0.099

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000	1,730	566,381,609	100.00	327,388	6.791	79.92	92.95	659	42.86
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Periodic Cap (%)	1.000
Minimum Periodic Cap (%)	1.000
Maximum Periodic Cap (%)	1.000
Standard Deviation	0.000

The Group II Mortgage Loans

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
May 2006	3	1,348,400	0.24	449,467	6.666	79.94	91.10	633	49.02
October 2006	3	781,605	0.14	260,535	7.366	83.87	83.87	616	48.00
November 2006	6	2,409,129	0.43	401,521	6.963	82.09	86.39	632	45.95
July 2007	4	1,045,990	0.18	261,497	6.289	80.00	100.00	664	43.70
September 2007	11	2,912,159	0.51	264,742	6.422	80.08	94.07	694	44.10
October 2007	149	46,870,486	8.28	314,567	6.762	80.47	94.56	668	42.41
November 2007	1,153	387,851,099	68.48	336,384	6.817	79.80	93.24	657	43.31
December 2007	1	118,400	0.02	118,400	7.375	80.00	100.00	588	48.00
July 2008	1	219,988	0.04	219,988	5.750	80.00	100.00	652	38.00
September 2008	3	680,227	0.12	226,742	6.918	80.00	93.90	653	42.05
October 2008	22	6,558,566	1.16	298,117	6.782	82.85	93.09	650	38.32
November 2008	302	87,595,812	15.47	290,052	6.767	80.40	91.75	659	41.46
December 2008	1	116,700	0.02	116,700	8.250	53.85	53.85	554	48.00
October 2010	6	1,618,713	0.29	269,786	6.649	84.95	92.17	683	41.12
November 2010	65	26,254,335	4.64	403,913	6.578	77.95	90.33	675	42.01
Total:	1,730	566,381,609	100.00%	327,388	6.791	79.92	92.95	659	42.86

Weighted Average Next Rate Adjustment Date		February 2008
Minimum Next Rate Adjustment Date		May 2006
Maximum Next Rate Adjustment Date		November 2010

The Group II Mortgage Loans

DISTRIBUTION BY STATE

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	867	351,314,095	54.15	405,207	6.603	78.54	92.33	670	43.24
Florida	122	29,242,498	4.51	239,693	6.941	79.65	90.11	657	41.78
Illinois	104	27,610,896	4.26	265,489	7.304	83.29	88.11	652	44.36
New York	78	26,598,535	4.10	341,007	6.875	80.67	89.91	666	43.04
Washington	65	16,071,508	2.48	247,254	6.843	81.20	93.52	642	42.45
Arizona	60	15,663,106	2.41	261,052	6.610	79.38	90.35	671	40.94
New Jersey	47	14,801,606	2.28	314,928	7.018	78.96	85.16	655	40.91
Massachusetts	38	13,169,696	2.03	346,571	7.276	79.24	85.89	631	44.57
Nevada	46	13,046,017	2.01	283,609	6.800	79.31	90.47	653	43.22
Oregon	55	13,040,234	2.01	237,095	6.823	80.79	91.96	646	37.02
Texas	52	12,047,342	1.86	231,680	6.680	78.93	89.92	655	35.76
Virginia	33	9,845,561	1.52	298,350	6.496	78.16	84.75	658	44.69
Georgia	41	9,822,975	1.51	239,585	7.357	81.14	92.12	623	41.82
Maryland	31	9,487,839	1.46	306,059	6.732	79.59	92.35	649	43.36
Michigan	39	9,253,895	1.43	237,279	7.197	83.85	93.75	638	39.64
Other	365	77,757,784	11.99	213,035	7.089	80.72	90.57	641	41.18
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY OCCUPANCY TYPE

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	2,006	639,453,586	98.56	318,770	6.771	79.42	91.39	660	42.63
Investment	28	7,237,213	1.12	258,472	7.222	81.63	81.63	715	35.35
Second Home	9	2,082,786	0.32	231,421	7.101	79.55	79.55	677	43.58
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

The Group II Mortgage Loans

DISTRIBUTION BY PROPERTY TYPE

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single` Family Residence	1,383	437,052,480	67.37	316,018	6.788	79.44	90.87	659	42.49
Planned Unit Development	371	121,816,641	18.78	328,347	6.749	79.76	92.03	657	41.45
Condo	200	57,989,026	8.94	289,945	6.742	79.61	94.22	668	44.09
2-4 Family	89	31,915,439	4.92	358,600	6.793	78.05	87.90	672	44.89
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	1,388	435,686,229	67.16	313,895	6.741	80.31	96.86	668	42.99
Refinance - Cashout	589	195,311,029	30.10	331,598	6.823	77.68	79.71	645	41.73
Refinance - Rate Term	66	17,776,328	2.74	269,338	7.133	77.62	80.21	629	40.81
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY DOCUMENTATION TYPE

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	1,216	378,107,179	58.28	310,943	6.630	78.73	90.82	654	42.07
Stated Documentation	814	267,553,055	41.24	328,689	6.981	80.45	91.86	670	43.31
Limited Documentation	13	3,113,353	0.48	239,489	7.053	80.19	88.40	655	35.69
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY DEBT-TO-INCOME RATIO

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	245	71,602,888	11.04	292,257	6.625	77.96	87.57	660	23.09
30.01 - 35.00	194	53,717,662	8.28	276,895	6.868	79.62	90.36	655	33.33
35.01 - 40.00	264	84,666,486	13.05	320,706	6.776	79.55	90.96	666	38.19
40.01 - 45.00	441	141,639,749	21.83	321,179	6.805	79.50	91.53	662	43.17
45.01 - 50.00	586	196,290,677	30.26	334,967	6.867	79.63	92.36	660	48.16
50.01 - 55.00	312	100,696,258	15.52	322,744	6.622	79.87	91.96	657	53.18
Not Available	1	159,866	0.02	159,866	6.875	80.00	100.00	630	0.00
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average DTI	42.55
Minimum DTI	3.00
Maximum DTI	55.00
Standard Deviation DTI	9.31

The Group II Mortgage Loans

DISTRIBUTION BY CREDIT SCORE

Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
540 - 559	37	9,855,296	1.52	266,359	7.983	77.21	77.57	550	42.31
560 - 579	89	22,474,722	3.46	252,525	7.623	76.50	76.87	570	43.07
580 - 599	130	29,573,312	4.56	227,487	7.452	80.81	88.92	589	41.93
600 - 619	249	72,218,962	11.13	290,036	7.045	79.19	89.19	609	43.05
620 - 639	237	71,592,926	11.04	302,080	6.945	80.74	91.33	629	43.26
640 - 659	371	120,245,553	18.53	324,112	6.721	79.24	92.55	648	42.50
660 - 679	331	108,433,755	16.71	327,594	6.660	80.28	93.51	668	42.19
680 - 699	237	82,764,725	12.76	349,218	6.543	79.34	92.01	688	42.45
700 - 719	147	53,943,091	8.31	366,960	6.427	78.98	93.92	708	43.02
720 - 739	89	31,832,261	4.91	357,666	6.453	78.47	91.41	729	42.84
740 - 759	68	26,972,931	4.16	396,661	6.440	78.67	93.19	749	40.89
760 - 779	35	11,264,452	1.74	321,841	6.445	79.97	91.63	770	41.84
780 - 799	20	6,587,691	1.02	329,385	6.526	77.20	89.17	788	40.72
800 - 819	3	1,013,909	0.16	337,970	6.929	82.04	97.96	804	49.76
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Weighted Average FICO	660
Minimum FICO	540
Maximum FICO	809
Standard Deviation FICO	50

DISTRIBUTION BY PREPAYMENT PENALTY TERM

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	394	123,225,732	18.99	312,756	7.152	80.45	88.88	655	42.45
12	132	57,539,190	8.87	435,903	7.015	78.91	92.74	671	42.08
24	1,136	360,702,880	55.60	317,520	6.672	79.18	91.92	662	42.81
36	381	107,305,783	16.54	281,642	6.569	79.47	90.86	655	42.04
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

DISTRIBUTION BY LIEN TYPE

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	2,043	648,773,586	100.00	317,559	6.777	79.44	91.24	660	42.55
Total:	2,043	648,773,586	100.00%	317,559	6.777	79.44	91.24	660	42.55

Contact Information

HSBC Securities
Principal Finance
Jon Voigtman Managing Director Head of Principal Finance	Tel: (212) 525-2348 Fax: (646) 366-2521 jon.voigtman@us.hsbc.com
Andrea Lenox Vice President	Tel: (212) 525-4600 Fax: (646) 366-3647 andrea.lenox@us.hsbc.com
Kristine Lock Assistant Vice President	Tel: (212) 525-3307 kristine.lock@us.hsbc.com
Jay Kilpatrick Senior Vice President Head of Contract Finance	Tel: (212) 525-4140 jay.kilpatrick@us.hsbc.com
Syndicate and ABS / MBS Trading
Caroline Morrill Managing Director	Tel: (212) 525-3785 Fax: (646) 366-3434 caroline.morrill@us.hsbc.com
Michael Banchik Senior Vice President	Tel: (212) 525-3399 Fax: (646) 366-3142 michael.banchik@us.hsbc.com
George Smith Managing Director ABS Trading	Tel: (212) 525-3786 Fax: (646) 366-3435 george.smith@us.hsbc.com
Structuring and Whole Loan Trading
Martin Priest Vice President	Tel: (212) 525-4198 martin.priest@us.hsbc.com
Chris Amato	Tel: (212) 525-3307 Christopher.V.Amato@us.hsbc.com
Mark Wirth Senior Vice President	Tel: (212) 525-4029 mark.wirth@us.hsbc.com
Christina Ni	Tel: (212) 525-3307 christina.ni@us.hsbc.com
Rating Agencies
Jonathan Conon – S&P	Tel: (212) 438-2405 Jonathan_Conon@standardandpoors.com
Kruti Muni – Moody’s	Tel: (201) 915-8733 Kruti.Muni@moodys.com
Vanessa Purwin – Fitch	Tel: (212) 908-0269 Vanessa.Purwin@fitchratings.com

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission (“Commission”), because they contain important information.  This document does not contain all information that is required to be included in the base prospectus and prospectus supplement.  Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.